Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.24AH

AMENDED AND RESTATED PROCESSING AND

PRODUCTION SERVICES AGREEMENT

This AMENDED AND RESTATED PROCESSING AND PRODUCTION SERVICES AGREEMENT (“Agreement”), is made and entered into effective as of the date of last signature by a party hereto (“Effective Date”), by and between CSG Systems, Inc. (“CSG”), with a principal office located at 9555 Maroon Circle, Englewood, CO 80112 and Time Warner Cable Enterprises LLC., a limited liability company (“TWC”), with a principal office located at 60 Columbus Circle, New York, New York 10023.

WHEREAS, CSG and Time Warner Cable Inc. entered into that certain ComTec Processing and Production Services Agreement (CSG #2294504) effective as of June 18, 2003, as amended (“Original Agreement”);

WHEREAS, on or before the Effective Date, Time Warner Cable Inc. assigned all of its rights, title and interest under the Original Agreement to TWC;

WHEREAS, CSG and Time Warner Cable Inc. entered into a Master Subscriber Management Agreement (CSG #1926320), executed March 13, 2003 and effective as of April 1, 2003, as amended (“Billing Agreement”) which relates to print/mail products and services;

WHEREAS, CSG and ****** ***** ********* *** (“***”), an entity affiliated with Time Warner Cable, Inc., entered into a Processing and Output Services Agreement (CSG #2500363) executed December 31, 2012, as amended (“*** *********”) which relates to print/mail products and services;

WHEREAS, CSG and TWC desire to amend and restate the Original Agreement, to transfer print/mail products and services, described herein as Products and Services, from the Billing Agreement to this Agreement, and to establish a procedure whereby *** may receive Products and Services hereunder;

NOW, THEREFORE, in consideration of mutual covenants and agreements contained herein, the parties agree as follows:

1.Definitions.  As used herein, the following terms shall have the meanings set forth below:

“ACP Client” shall mean any Client that receives bill processing from CSG under the Billing Agreement and will receive Products and Services under this Agreement.  ACP Clients as of the Commencement Date are described in Exhibit K.

“Addendum” shall mean the agreement in the form of Exhibit L between *** and CSG for the provision of Products and Services to *** under the terms and conditions of this Agreement.

“Allocated Monthly PDF Service Fee” shall mean $******.

“Client” or “Clients” shall mean TWC, and each TWC Company that receives Products and/or Services pursuant to this Agreement.

“Commencement Date” shall mean May 1, 2014.

“Control” (including the terms "controlling," "controlled by" and "under common control with") shall mean, in relation to any business entity, the ownership directly or indirectly of fifty percent (50%) or more of the outstanding voting securities or capital stock of such business entity, or any other comparable equity or ownership interest with respect to a business entity other than a corporation, or the possession, either directly or indirectly, of the legal power to direct or cause the direction of the general management of the entity in question, whether through the ownership of voting equity interests, by contract, or otherwise.

“Customer” means any customer or subscriber of a Client.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit 10.24AH

“Electronic Billing” shall have the meaning set forth in Section 3(f) of this Agreement.

“Electronic Billing Systems” shall mean any Client or third party systems that provide electronic presentment or payment of Customer bill statements on behalf of Clients.

“Export Approved Countries,” if applicable to the Services and Products under this Agreement, shall mean *********, ******, ***** ****, ********* ********, *********, *****, ******, ******, ***********, *********, ** ********, ******** ** ******** and ************ ** ********.

“Letter of Authorization” or “LOA” shall mean an agreement executed by CSG and any Client for the provision of CSG professional services to Client in connection with Products and/or Services at an estimated fee of less than $*********.

“Materials” shall mean paper and envelopes.

“Migration Services” shall have the meaning set forth in Section 3(d) of this Agreement.

“Migration to CSG” shall have the meaning set forth in Section 3(d) of this Agreement.

“Migration SOW” shall have the meaning set forth in Section 3(d) of this Agreement.  “Non-ACP Client” shall mean any Client which receives bill processing from a third party bill processor or via a Client proprietary billing system.  Non-ACP Clients as of the Commencement Date are described in Exhibit K.

“Other Mediums” shall mean mediums that Clients may elect from time to time including but not limited to website and desktop applications, wireless devices, etc. through which PDF Images may be viewed.

“PDF Images” shall mean a Customer’s statement in the form of a .pdf image exactly as a hard copy version of the statement would appear to the applicable Customer (front and back), including customized statement messages and advertisements.

“PDF Presentment Services” shall mean the services defined in Exhibit A, Section 9 and in Exhibit A-4.

“Pricing Schedule” shall mean Exhibit C, Fees, to this Agreement.

“Products” shall mean any software or other products licensed or otherwise provided by CSG to Clients under this Agreement, including but not limited to those described on Exhibit B hereto and/or as listed on Exhibit C hereto.

“Services” shall mean the processing, print and mail and other services provided by CSG under this Agreement, including but not limited to those described on Exhibit A hereto and/or as listed on Exhibit C hereto.

“Statement of Work” or “SOW” shall mean an agreement executed by CSG and any Client for the provision of CSG professional services to Client in connection with Products and/or Services at an estimated fee of more than $*********.

“Technical Services” shall mean professional services provided by CSG.

“Technical Services fee” shall mean the Technical Services fee as set forth in Exhibit C, Fees, Section 3.B.IV., Optional Services.

“Third Party Systems” shall mean third party systems not provided by TWC through which PDF Images may be viewed.

“TWC Company or “TWC Companies” shall mean (a) Time Warner Cable Inc. and/or Time Warner Entertainment-Advance/Newhouse Partnership, or (b) any entity that is majority-owned by TWC and/or one or more of the foregoing entities, or (c) any corporation, partnership, limited liability company or other entity which is managed in whole or in significant part by any entity described in clause (a) or (b) above or through managers designated by any entity described in clause (a) or (b) above.

“TWC Design Look and Feel” shall have the meaning set forth in Section 13(c) of this Agreement.

“TWC Marks” shall have the meaning set forth in Section 13(b) of this Agreement.

“USPS” shall have the meaning set forth in Section 3(f) of this Agreement.

2.Term.  This Agreement shall commence as of the Effective Date and shall expire on April 30, 2019.  As of the Commencement Date, the Original Agreement shall be superseded by the terms of this Agreement with respect to Products and Services hereunder; provided, however, that the Statements of Work and/or Letters of Authorization described in Exhibit J shall remain in effect and be governed by this Agreement.

3.Services and Products.

(a)As of the Commencement Date, CSG will provide Products and Services to ACP Clients.  Concurrently herewith, CSG and Time Warner Cable Inc. are negotiating an amendment to the Billing Agreement to delete print/mail products and services in the Billing Agreement, including but not limited to paragraph B. of the Section in Schedule F of the Billing Agreement titled “********** ****” (as set forth in the Fifty-Ninth Amendment to the Billing Agreement) (“Billing Agreement Amendment”).  The parties thereto agree to sign the Billing Agreement Amendment to be effective on May 1, 2014.  In the event that any print/mail products and services under the Billing Agreement are not identified under this Agreement as Products and Services as of the Commencement Date, CSG will continue to provide such print/mail products and services to ACP Clients under the terms of the Billing Agreement until the effective date of an amendment to this Agreement to incorporate such print/mail products and services on terms and pricing no less favorable than in the Billing Agreement.

(b)At any time during the Term of this Agreement, *** may elect to receive Products or Services in accordance with the terms and conditions of this Agreement by giving CSG at least thirty (30) days’ prior written notice of such election to CSG and TWC.  At any time following such notice from ***, CSG may provide *** with copies of this Agreement and any subsequent amendments thereto promptly after execution by CSG and TWC without prior notice to TWC and without violating the provisions of Section 9, Confidentiality.  *** and CSG shall execute an Addendum in the form of Exhibit L to document such election and, as of the effective date thereof, *** may receive Products and Services hereunder.  The Addendum shall not vary the terms and conditions of this Agreement as it applies to *** without TWC’s prior written consent.  CSG shall provide a copy of the Addendum (and any subsequent amendments thereto) to TWC promptly after execution by CSG and ***.  If CSG and *** make any such variation, then CSG agrees that, upon TWC’s election, Clients shall be entitled to any rights or benefits in favor of *** set forth in any such variations, and CSG will provide TWC with confirmation of such variations.  Notwithstanding the above, CSG may provide print/mail products and services to *** under and Addendum, as it may be amended from time to time, that are not Products and Services under this Agreement without TWC’s prior written consent and such shall not be considered a variation hereunder.  TWC shall not be responsible for ***’* compliance with this Agreement or for the acts or omissions of ***.  Instead, if *** elects to receive Products or Services hereunder, CSG shall look only to *** for payment of all amounts owed to CSG, and performance of any other obligations hereunder, as they relate to ***.

(c)Any TWC Company (at its option) may purchase Products and Services pursuant to this Agreement by (i) submitting a purchase order therefor to CSG or by an amendment mutually acceptable to the parties, and (ii) where Client is migrating print/mail services from a different provider or contract to this Agreement, such Client shall also enter into a mutually agreed upon Statement of Work for Migration Services (as defined in paragraph (d) below).  Schedule K shall be amended to include such TWC Company’s sites.

(d)Where migration from a different print/mail vendor or a different contract will occur in connection with any Products and/or Services purchased by a Client hereunder (a “Migration to CSG”), CSG and Client shall enter into a Statement of Work pursuant to which CSG shall provide the following Services (collectively, “Migration Services”):

(i) programming and implementation of the Client’s proprietary bill statement design provided by the Client to CSG;

(ii) programming and implementation necessary in order for CSG to process, print and mail all hard copy bill statements;

(iii) programming and implementation of the PDF Presentment Services and support to third party Electronic Billing Systems, Third Party Systems and Other Mediums in accordance with this Agreement and SOWs; and

(iv) any other activities, including letters, that are mutually agreed upon in connection with the Migration to CSG.

Where a Migration to CSG involves the Migration Services described in paragraphs (d)(i) or (d)(ii) above, then unless otherwise agreed by such Client in writing, CSG may not charge any fees or expenses for such Migration Services, except for any reasonable out-of-pocket travel expenses that are mutually agreed upon in writing in a Statement of Work for such Migration Services (“Migration SOW”).  Where a Migration to CSG involves the Migration Services described in paragraphs (d)(iii) or (d)(iv) above, then, subject to mutual agreement of the parties, CSG may charge fees and expenses for such Migration Services, including any reasonable out-of-pocket travel expenses, that are mutually agreed upon in writing in the Migration SOW, computed on the basis of the Technical Services fees.  Migration Services shall be deemed to be complete when the services set forth in each Migration SOW are accepted by Client(s), except that the Migration SOW for Customer billing statements will be deemed complete once CSG has printed and mailed the first live Customer billing statement for each bill cycle to be migrated.  After completion of each Migration SOW, the Client shall have a period of ***** (**) days to identify and communicate to CSG any problems identified by the Client in connection with the printing and mailing of such billing statements or services under such Migration SOW, provided that such problems arise from CSG’s failure to meet the requirements of the Migration SOW.  CSG agrees to correct any such problems at ** ****** to the Client.  Any technical and programming services requested by the Client subsequent to completion of the Migration Services (except for any issues identified within the ***** (**) day window described above) shall be performed by CSG for a fee computed on the basis of the Technical Services fees.

(e)CSG shall provide the Services and Products to Clients for the prices set forth in the Pricing Schedule.

(f)During the Term, each Client hereunder shall use CSG as its sole and exclusive provider of services for the printing and mailing, through the United States Postal Service (“USPS”), of its Customers’ monthly bill statements solely to the extent described on Exhibit H; provided, however, that such obligation shall not apply with respect to any cable system or business unit (i) that will undertake a Migration to CSG until the Migration to CSG is completed; or (ii) acquired by a Client and within the scope described on Exhibit H for the term (which shall not include any optional renewals) of any existing agreement with a different print and mail vendor or a different contract with CSG applicable to such cable system or business unit.  Notwithstanding the foregoing, under no circumstances shall such obligation be deemed to apply to the generation or viewing of images of Customer bill statements or to electronic presentment or payment of Customer bill statements (collectively, “Electronic Billing”).  CSG understands and agrees that Clients may purchase or receive services from third parties, and license or receive products from third parties, that are similar to the Services and Products with respect to (i) any part of its business that is not expressly included within the scope of exclusivity described on Exhibit H; and (2) Electronic Billing.    Without limiting the Products and/or Services that may fall within the term “Electronic Billing” hereunder in the future, the parties agree that, as of the Commencement Date, the Services provided under this Agreement that fall within the term “Electronic Billing” are as follows:  PDF Presentment Services, Statement Express, Statement Express API, Exact View and Exact View API.  With respect to any Client that is subject to the exclusivity obligations described in the first sentence of this Section 3(f), CSG acknowledges and agrees that it is not a violation of such exclusivity obligations if such Client sells, transfers or otherwise divests any cable system(s) or business unit(s) receiving Products and/or Services under this Agreement (whether such transaction takes the form of a conveyance of assets or equity, merger, consolidation or other business reorganization).  For purposes of the preceding sentence, “divest” shall mean a sale or transfer to an entity that is not a TWC Company.

(g)Subject to each Client’s compliance with any applicable exclusivity obligations it may have under Section 3(f) above, any Client may, by notice to CSG from time to time, add or remove cable systems or business units, as applicable, with respect to which it will receive Services and Products hereunder.

(h)A Client may modify specifications for a particular Service by furnishing revised specifications in writing to CSG, which completely replace the previous specifications.  If such a modification would result in significant out-of-pocket costs for CSG to perform the required Service, as so modified by such Client, then (i) CSG shall promptly notify Client of such increased costs and shall set forth in writing and in reasonable detail the basis for calculating any such increase in cost, and (ii) CSG and such Client shall negotiate in good faith to determine a reasonable price increase for the performance of such Service pursuant to such modified specification.  If CSG and such Client cannot reach mutual agreement on the price relating to such modification, then CSG shall not proceed with performance of such Service pursuant to such modified specification.

4.Support Services.

CSG shall provide each Client with technical support and maintenance of the Products and Services as described on Exhibit G hereto (“Support Services”).  In the event that CSG and the applicable Client disagree about the appropriate severity level classification of the reported problem, then the ************** ** *** ******* **** ** ****** ***** ******.

5.Service Level Agreement.

CSG shall provide the Products and Services in accordance with the service levels described in Exhibit I.

6.Invoicing and Payment; Audit Rights.

(a)All Clients shall be aggregated for purposes of determining the applicable fee rate pursuant to the Pricing Schedule (where any such fees fluctuate based on volume); but once such rate(s) have been determined, CSG shall invoice each Client separately for the fees relating solely to Products and Services provided to such Client in accordance with the applicable Client’s invoicing instructions (for example, invoicing address and separate invoices relating to residential vs. business Customers).  Invoices will be rendered monthly by CSG to each Client and payment for all invoiced amounts (other than any amount disputed by a Client in good faith) shall be due net ********** (**) **** from the date of the invoice.  With respect to disputed amounts, once the billing dispute is resolved, payment shall be made by the applicable Client within *** (**) **** following such resolution.  All payments shall be sent to the address of CSG set forth on the applicable invoice.

(b)During the Term, the Termination Assistance Period and for one year thereafter, (i) CSG shall maintain complete and accurate books and records to substantiate CSG’s charges invoiced hereunder, and (ii) TWC (or an independent third party on behalf of TWC) shall have the right to inspect, copy, verify and audit such books and records at any time upon *** (*) ***** prior written notice in order to verify that CSG’s charges to Clients under this Agreement are in accordance with this Agreement.  Any information provided to TWC or its designated third party under this Section, and any information derived from, and the process of, such review shall constitute CSG’s Confidential Information and shall be subject to the terms of Section 9.  Any overcharge of a Client discovered in connection with an audit of CSG by TWC shall be ******** to the applicable Clients within ****** (**) **** of the completion of such audit.  If such an audit uncovers an overcharge of Clients exceeding **** ******* (**) for the audit period, then *** shall promptly ********* *** for all ********** ******** ******** in the conduct of such audit.  TWC may perform such audit only during CSG’s normal business hours and may not unreasonably disrupt CSG’s business operations.  CSG, and its employees, agents and representatives, will cooperate with TWC’s reasonable requests that are within the scope of the audit permitted above.

7.Taxes.  All applicable taxes, fees, levies, imposts, duties, withholding or other taxes, exclusive of those relating to CSG’s net income (including any interest and penalty thereon) arising from the provision of the Services to a Client are to be paid by such Client.  Each Client will indemnify and hold harmless CSG from and against any liability arising out of a third party claim for such taxes, fees, levies, imposts, duties, withholding or other taxes, exclusive of those relating to CSG’s net income (including any interest and penalty thereon) arising from the provision of the Services to such Client.  *** and such ****** shall comply with the *************** ********** set forth in ******* **.

8.Account Management.  CSG agrees to maintain dedicated account management for Clients and to use its commercially reasonable efforts to minimize the turnover of Clients’ account managers.   At no charge, CSG will hold twice-yearly on site (as requested) statement summits with Clients to review project metrics and conduct planning and prioritization of upcoming initiatives.  The purpose of these meetings shall be to maintain open lines of communications between Clients and CSG as well as to share technical information between Clients.  CSG shall facilitate conference calls at Client request (collectively, “User Group Meetings”) in order to discuss topics of relevance to Clients and solicit Clients’ input in order to improve CSG’s level of service provided to Clients including, without limitation, bill design and redesign issues, successful database driven upsell/advertising campaigns on bill statements, future intelligent messaging campaigns, retention strategies, use of planet codes, use of imaging solutions, other marketing, customer service, information technology, and billing and finance issues of Clients.  All User Group meetings shall be hosted by CSG at CSG’s sole expense.

9.Confidential Information.

(a)Clients, on the one hand, and CSG, on the other hand, will treat as confidential all of the following information received by such party hereunder (the “Receiving Party”) that is provided by the other party hereto (the “Disclosing Party”): any information or data that is (i) fixed in a tangible medium (including any electronic medium) and furnished by the Disclosing Party to the Receiving Party under this Agreement and marked as the confidential or proprietary information of the Disclosing Party; or (ii) which, if disclosed orally, is identified by the Disclosing Party at the time as being confidential or proprietary and is confirmed by the Disclosing Party as being Confidential Information in writing within ****** (**) **** after its initial disclosure.  In addition, CSG acknowledges that all information and data relating to the residential or commercial Customers of a Client, in whatever form provided, shall constitute Confidential Information of such Client.  Further, the terms and conditions of this Agreement shall constitute Confidential Information of each party hereto.  The Receiving Party will make the same effort to safeguard the Confidential Information of the Disclosing Party as it does in protecting its own proprietary data but in no event less than reasonable care.  All data and other information provided to CSG by a Client shall remain the exclusive property of such Client.  The Receiving Party will not disclose or make available the Confidential Information supplied by the Disclosing Party to anyone other than its employees agents, or third party contractors who have a need to know the information for purposes of conducting the Receiving Party’s business, or provision or consumption of Products or Services and who agree to comply with  restrictions with respect to the Confidential Information that are no less restrictive than the use and nondisclosure obligations (and, in the case of Personal Information, the privacy and data security obligations) of this Agreement that are applicable to such Confidential Information.  Unless use and access of Confidential Information is at the request and direction of the Disclosing Party, the Receiving Party shall be responsible under this Agreement, as though it were the Receiving Party’s act or omission, for any violation of the provisions of this Section 9 that is caused by the acts or omissions of any third party to which it has disclosed any Confidential Information of the Disclosing Party. Each party shall notify all employees, third party contractors and agents who have access to Confidential Information or to whom disclosure is made that the Confidential Information is the confidential, proprietary property of the Disclosing Party and shall instruct such employees, agents and third party contractors to maintain the Confidential Information in strict confidence.  In the event of any conflict or inconsistency between the provisions of this Section 9(a) and Section 10, the provisions of Section 10 shall control and prevail.  The Receiving Party shall use the Confidential Information of the Disclosing Party only for the purpose of fulfilling its obligations under this Agreement and, in the case of TWC as the Receiving Party also for the purpose of using the Products and Services.

(b)The Receiving Party shall be relieved of the obligations of Section 9(a) with respect to information it can establish through credible evidence:  (i) was in the public domain at the time it was disclosed or has become in the public domain through no fault of the Receiving Party; (ii) was known to the Receiving Party, without restriction, at the time of disclosure as shown by the files of the Receiving Party in existence at the time of disclosure; (iii) was independently developed by the Receiving Party without any use of the Disclosing Party’s confidential information and by employees or other agents of the Receiving Party who have not had access to any of the Disclosing Party’s confidential information; or (iv) became known to the Receiving Party, without restriction, from a source other than the Disclosing Party (which source was not bound by confidentiality restrictions) without breach of this Agreement by the Receiving Party and otherwise not in violation of the Disclosing Party's rights.  In furtherance of CSG’s obligations hereunder and without limiting the foregoing, CSG agrees that, with respect to any materials that contain personally identifiable information of a Client’s Customers that CSG discards or disposes of under this Agreement, CSG shall properly shred any such materials in order to avoid a disclosure of such Confidential Information of such Client.

(c)If the Receiving Party is required by any law, rule or regulation of any governmental authority or by order of any court of competent jurisdiction to disclose Confidential Information of the Disclosing Party, the Receiving Party may disclose such Confidential Information to such governmental authority or court to the extent so required, provided, that, the Receiving Party shall: (i) give reasonable notice to the Disclosing Party in advance of such disclosure; (ii) seek confidential treatment of such information from the entity to which the disclosure is made; and (iii) limit disclosure of the Disclosing Party's Confidential Information to that required to be disclosed.

(d)Upon the termination, cancellation or expiration of this Agreement for any reason or upon the reasonable request of the Disclosing Party, all Confidential Information of the Disclosing Party, together with any copies thereof, shall be returned to the Disclosing Party or, if requested by the Disclosing Party, destroyed, in which case the Receiving Party shall certify that such destruction has occurred.

(e)Each of the parties acknowledges and agrees that the other would be irreparably harmed if any of the Confidential Information were to be disclosed to third parties, or if any use were to be made of the Confidential Information other than that permitted herein, and further agrees that the other shall have the right to seek and obtain injunctive relief upon any violation of the terms of this Section, in addition to all other rights and remedies available at law or in equity.

(f)The Receiving Party shall defend, hold harmless and indemnify the Disclosing Party and the Disclosing Party’s owners, parent company, partners, affiliates, subsidiaries, agents, officers, directors, managers, or employees (collectively, the “Related Parties”) from any and all losses, damages, liabilities, judgments, settlement amounts, costs and expenses (including, without limitation, reasonable attorneys’ fees) arising from any third party claim, demand, action, suit, proceeding or investigation against the Disclosing Party as a result of the Receiving Party’s breach of its obligations under this Section 9.  The affected parties shall comply with the indemnification procedures set forth in Section 15.

10.	Privacy and Data Security Obligations.

(a)For purposes of this Agreement:

“Personal Information” means any information or data that identifies an individual or from which an individual may be identified that is provided or made available to CSG by Clients, and accessed, received, controlled, stored, processed, transmitted, maintained, or possessed by CSG, in connection with the provision of Products and/or Services under this Agreement for or on behalf of Clients, including, without limitation, an individual’s name, address, telephone number, driver’s license, identification card or passport numbers, personal identification codes or numbers, electronic mail names or addresses, account numbers,  and other similar information, however described, as defined under applicable law.

(b)In connection with its performance of the Services hereunder, and in addition to any other of its obligations set forth herein, CSG: (1) acknowledges that CSG is responsible for the privacy and security of the Personal Information that CSG, at any time, accesses, stores, processes, transmits, or otherwise possesses, for such time as the Personal Information remains in CSG’s or its Permitted Subcontractors’ (as defined in Section 10(k) below) possession or control; and (2) shall comply with and adhere to all applicable laws, in each case as such may be amended, modified, supplemented, or replaced from time to time (“Security Requirements”).

(c)Subject to Section 10(f) below, if requested by TWC, CSG shall, not more than once per year, provide TWC with such evidence, information, and documentation as is reasonably necessary to demonstrate and confirm CSG’s compliance with the Security Requirements and the requirements of this Section 10.

(d)In connection with the Services provided by CSG under this Agreement, Clients may provide to CSG and CSG may access certain Personal Information (orally, in writing, or in any other form or media) relating to Customers, potential Customers, employees, or independent contractors of Clients or TWC Companies.  CSG shall use its commercially reasonable efforts to protect the confidentiality and security of the Personal Information. CSG acknowledges and agrees that the Personal Information is, as between CSG and Clients, the sole property of the applicable Client, and shall be considered Proprietary Information hereunder. CSG shall use Personal Information for the purpose of providing Services pursuant to this Agreement and for other purposes that are expressly agreed upon between CSG and Clients.  CSG shall not use Personal Information for the purpose of soliciting, or to permit any others to solicit, individuals to subscribe to any other services or promote the sale of any product.  Except as otherwise set forth in this Section 10, CSG shall not, under any circumstances directly or indirectly reveal Personal Information to any third party, for any reason without the prior written consent of the applicable Client, which such Client may withhold in its sole and absolute discretion.

(e)CSG represents, warrants, and covenants to Clients that CSG has developed and implemented, currently has in place, and shall maintain during the Term of this Agreement and the Termination Assistance Period an information security program that is at least industry standard and  that includes administrative, technical, and physical safeguards and controls sufficient to: (i) ensure the security and confidentiality of Personal Information; (ii) protect against anticipated threats or hazards to the security or integrity of such information;  and (iii) protect against unauthorized access to, or disclosure or use of, Personal Information that CSG accesses, receives, stores, processes, transmits, maintains, or possesses (collectively, “Security”).  CSG shall document its Security and all safeguards, procedures, and controls and update them as necessary to comply with applicable laws.  Such Security shall include, but not be limited to, the following:

(1)CSG has developed and implemented and shall maintain appropriate security measures regarding physical and electronic access to Personal Information, which measures shall be materially based upon ******* or equivalent industry standards and best practices applicable to Products and Services provided by CSG and shall include, without limitation: (A) physical access controls and access controls on information systems, including secure user authentication protocols, secure access control methods, firewall protection, and malware protection, (B) encryption of electronic information, including in transit and in storage on systems or networks, in each case where appropriate or required by applicable laws, which may include Massachusetts M.G.L. c. 93H and 201 CMR §§ 17.00-17.05; (C) employee background checks for any new employees, contractors or agents with responsibilities for or access to Personal Information for purposes of providing the Services;  (D) training to implement the information security measures; and (E) industry standard measures to protect against destruction, loss or damage to Personal Information.

(2)Only those CSG employees, contractors or agents who are necessary in CSG’s performance of its obligations under this Agreement, may have access to the Personal Information (whether physically or through computer system access) and such access shall solely be on a “need to know” basis.  To the extent Personal Information is stored electronically in connection with this Agreement on any information processing system, such system will have industry standard password control access.  In furtherance, and not in limitation of, the foregoing, CSG shall comply with all rules, regulations, and requirements governing access to Clients’ systems and facilities.

(3)CSG shall employ **********, **********, and ******** ********** to ensure internal compliance with the requirements and safeguards set forth in this Section 10(e) the (“Security Safeguards”) and shall conduct a complete assessment of the Security Safeguards at least ********.  Subject to Section 10(f) below, CSG shall, upon request from TWC, provide a report on the results of this assessment.

(4)If requested by TWC, CSG shall, at least **** **** ******** **** at ** ******* **** ****** ***** ******** from the previous audit (such interval, the “Audit Period”), (i) provide TWC with a copy of its most recent SOC 1 report and, to the extent CSG has obtained the same, a copy of CSG’s most recent SOC 2 Type 2 audit, report, attestation and opinion, and (ii) at ***’* *******, allow TWC ******, for the purpose of evaluating CSG’s ******** *** ******* ****** and ********* ************* ** ********, to CSG’s *****, **********, ******* (including **************, ********, ******, **********, and ****), and ****** ********** through or from which the Services are provided, including those of all of CSG’s ************** and ********** ************* (if applicable) as applicable to Products and Services provided to TWC and Clients, (collectively, “CSG Systems”). In performing such evaluation, but without prejudice to TWC’s right to ****** the CSG Systems, TWC will first consider the documents which CSG may make available to TWC, which may include, but not be limited to CSG’s Internal Audit security and data privacy *********, ***** and ****** ******* over CSG’s *****, **********, ******* and ****** ********** through or from which the Services are provided prior to the execution of further evaluation procedures.  CSG shall provide the reports authorized to be distributed to TWC to TWC within *** (*) **** of CSG’s receipt thereof.  For purposes of this section “******” shall mean **** **** ****** or ******** ** * *** ******** with CSG designated ****** *** ***********.

(f)CSG’s obligations to demonstrate and confirm its compliance with the Security Requirements pursuant to Section 10(c) above, or to ****** ** *** ******* ** *** ******** ********** ********** pursuant to Section 10(e)(3) above, shall be subject to CSG’s right to withhold any *********** or ****** regarding the specific details of how its Security Requirements controls and/or Security Safeguards are implemented to the extent that such disclosure would be reasonably likely to jeopardize the security of its other customers’ confidential information or the integrity of its Security Requirements controls and/or Security Safeguards, as determined by CSG in its reasonable discretion (the “Security Requirements Disclosure Exception”).  For the avoidance of  doubt, the Security Requirements Disclosure Exception in no way entitles CSG to refuse to provide a ********** ******** *********** of what its Security Requirements ******** ***/** ******** ********** are, what *********** **** *** ******** ** *******, and *** ***** *********** *** ********** ********** ** ******* ************ ****** ** ******** ***********.   With regard to any information that is requested by TWC but that CSG does not provide pursuant to the Security Requirements Disclosure Exception, CSG will, if requested by Client, provide to TWC a written certification from an officer of CSG that CSG is complying with the terms of the Security Requirements.

(g)CSG shall comply with all laws, rules, and regulations applicable to the handling of personally identifiable information that are now in effect or hereafter promulgated, to the extent the same apply to the Services provided by CSG under this Agreement or any Personal Information that CSG controls, accesses, receives, stores, processes, transmits, maintains, or possesses in connection with the provision of the Services.  Without limiting the foregoing, CSG acknowledges and agrees that Personal Information relating to Customers or potential Customers of TWC or any TWC Company may be subject to the “subscriber” privacy protections set forth in Section 631 of the Cable Communications Policy Act of 1984, as amended (47 U.S.C. Section 551) and, to the extent applicable to CSG and as related to the provision of Services hereunder, CSG shall comply with the requirements thereof.

(h)If, at any time, CSG discovers or becomes aware of any unauthorized disclosure of or access to Personal Information, (“Security Incident”), CSG shall, as soon as reasonably practical after discovery and reasonable investigation thereof,  and subject to any reasonable restrictions placed on CSG by any law enforcement agency in the process of conducting an investigation relating thereto (“Law Enforcement Restrictions”), notify TWC in writing of such Security Incident, including  a detailed description of such Security Incident and take the measures as may be reasonably necessary to prevent any further Security Incident.  CSG shall fully cooperate with TWC in any reasonable action or proceeding as may be deemed necessary by TWC as the result of such Security Incident.

(i)In the event of any Security Incident, and subject always to any third party confidentiality obligations owed by CSG,  CSG shall permit TWC and ***** ******** ******* to ******* * ******** ****** of CSG’s ********** ** *** ******** ******** which may include the ************** ** ******** ***** *** ******* ******** ** *** in conducting its investigation, but in any event solely to the extent necessary to investigate and/or remediate a Security Incident and in no event for discovery purposes in a suit between the parties (the “Security Audit”), provided, however, that absent reasonable provocation or unless required by applicable laws, rules or regulations (collectively, “Laws”), such Security Audit will not be performed more than **** ********.  CSG shall provide TWC and ***** ******** ******* with full cooperation and access to the extent reasonably required, to enable such Audit.  If any Audit identifies any failure of CSG to comply with the Security Requirements or other requirements of this Section 10, CSG shall ******** ****** ***/** ****** *** **** ******* and deliver written notice of such efforts and remedy to TWC and any other affected Client(s).  TWC acknowledges and agrees that any such Security Audit shall be proportionate to the applicable Security Incident and the level of risk arising therefrom, as ********** ** *** ** *** ********** **********.  Nothing in this subsection shall prevent TWC from separately requesting discovery and production from CSG of the materials provided herein pursuant to a pending matter before a court of competent jurisdiction.

(j)Upon the termination, cancellation, or expiration of this Agreement for any reason and the expiration of the Termination Assistance Period, or upon the request of any Client, all Personal Information, together with any copies made thereof, in addition to any media upon which such Personal Information or copies thereof is stored, whether electronic, magnetic, hard copy or in any other form, shall be returned to the applicable Client or, if requested by any Client, destroyed in a commercially reasonable manner and certified destroyed by CSG in writing.

(k)To the extent that CSG is permitted to engage subcontractors to perform, or otherwise provide support to assist CSG to perform, any portion of the Services hereunder and who have access to Personal Information (each a “Permitted Subcontractor”), then: (i) CSG shall not share or disclose, or engage a Permitted Subcontractor to access, store, process, transmit, or otherwise possess any Personal Information of any Customer, unless and until such Permitted Subcontractor has agreed in writing to protect such Personal Information of such Customer in a manner equivalent to that required of CSG under this Agreement, and then only on a need-to-know basis; (ii) CSG shall cause such Permitted Subcontractors to comply in all material respects with obligations and restrictions associated with the services, tasks, functions, and responsibilities performed by such Permitted Subcontractors, including, without limitation, the obligations set forth in this Section 10; (iii) CSG shall maintain a current and accurate list of all Permitted Subcontractors and shall, in the event of a Security Incident involving any Permitted Subcontractor(s), provide reasonably necessary details with respect to such Permitted Subcontractor(s) to Clients; (iv) to the extent CSG engages any Permitted Subcontractor as a **** ****** *** ******** ** ******* ******** *********** ** *** ******** (a “**** ******”), CSG ***** *** *******, ********** or ********* ****** such **** ****** with, or to, any **** ****** ******* ******* ** *** ****** ****** without the ***** ******* ******* ** ***; and (v) CSG shall not otherwise permit any Personal Information to be transferred outside of the United States, except that this prohibition does not ******** *** ********* *********** supporting the Products and Services from ********* ******** *********** or ************ *********** from a ******** ******* the ****** ******.

(l)The exclusions set forth in Section 9(b)(i) through (iv) above shall not apply to Personal Information.

(m)CSG acknowledges and agrees that, in the course of providing the Services hereunder, CSG off-shore resources shall not have access to any TWC technical information, or other materials, that would require a Client to obtain any export licenses, authorizations, clearances or approvals.

(n)CSG shall defend, hold harmless and indemnify Clients and Clients’ Related Parties from any and all losses, damages, liabilities, judgments, settlement amounts, costs and expenses (including, without limitation, reasonable attorneys’ fees) arising from any third party claim, demand, action, suit, proceeding or investigation against Clients as a result of CSG’s breach of its obligations under this Section 10.  CSG and the affected Clients shall comply with the indemnification procedures set forth in Section 15.

(o)The rights and obligations set forth in this Section 10 shall survive the expiration or termination of this Agreement for any reason.

11.Warranties.

(a)CSG shall use due care in processing all work submitted by each Client.  CSG warrants that all statements mailed by CSG hereunder for a Client shall conform to the format and other specifications agreed to by CSG and such Client.  CSG shall, at such Client’s option and CSG’s sole expense, either rerun or credit any job, or any portion of any job, which cannot be used in the normal course of such Client’s business due to errors made by CSG.

(b)In performing all Services hereunder, CSG shall assign personnel to complete the Services that are competent, knowledgeable and experienced professionals in the type of Services to be performed pursuant to this Agreement.  CSG warrants that it will perform the Services in a professional and workmanlike manner and in accordance with the highest industry standards.  In addition, CSG warrants that the Products will perform, in all material respects, in accordance with the published specifications for such Products (“Specifications”).  In case of breach of the foregoing warranty or any other duty related to the quality of the Services or Products for which a remedy is not provided under subparagraph 11(a) above, CSG will promptly correct, replace or re-perform any defective Service or Product or, if not commercially practicable, CSG will accept the return of the defective Product, or the rejection of such Service, and refund to the applicable Client the amount actually paid to CSG for such Service or Product.

(c)TO THE FULLEST EXTENT PERMITTED BY LAW, AND EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATION OR WARRANTY TO THE OTHER PARTY, EITHER EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY REPRESENTATION OR WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

12.Limitation of Liability.

EXCEPT FOR (A) AMOUNTS OWED PURSUANT TO **** *****’* *************** ***********  UNDER THIS AGREEMENT, (B) AMOUNTS OWED TO ******* *** ******* ***** **********, AND (C) DAMAGES ARISING FROM A *****’* ******* **********, UNDER NO CIRCUMSTANCES WILL CSG, ON THE ONE HAND, OR CLIENTS, ON THE OTHER HAND, BE LIABLE FOR ANY SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES OF ANY KIND OR NATURE,  WHETHER BASED ON

BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, EVEN IF SUCH PARTY IS NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.  EXCEPT FOR (I) AMOUNTS OWED PURSUANT TO **** *****’* *************** ***********  UNDER THIS AGREEMENT, (II) AMOUNTS OWED TO ******* *** ******* ***** **********, (III) DAMAGES ARISING FROM A *****’* ******* ********** ** (IV) *******’ ********* *** ********** *** ******** OR ANY ******** **** **** ******* ***** ******* *(*) PRIOR TO ***********, IN NO EVENT WILL THE AGGREGATE LIABILITY INCURRED BY CSG, ON THE ONE HAND, OR CLIENTS, ON THE OTHER HAND, EXCEED AN AMOUNT EQUAL TO THE AMOUNT ******** **** ** ******* ** *** ****** *** **** (*) ***** PERIOD PRECEDING THE CLAIM (EXCLUDING ******* ******* AND ******** *******). If fewer than **** (*) ****** have accrued under the Agreement at the time a claim arises, THE AMOUNT ******** **** BY CLIENTS TO CSG DURING THE **** (*) ***** PERIOD PRECEDING THE CLAIM will be computed by including ******************************* under the ****************** and ALL ************ BY THE *********** for ******************* and ******** PROVIDED UNDER THE ***************** (EXCLUDING *************** AND ****************), PRIOR TO THE COMMENCEMENT DATE, that constitute Products and Services under this Agreement.  CSG SHALL HAVE NO LIABILITY FOR DAMAGES RESULTING FROM ERRONEOUS OR INCOMPLETE, PROCESSING OR TRANSMISSION OF INFORMATION OR DATA BY CLIENTS.

13.Intellectual Property; Infringement Indemnity.

(a)All computer software developed and/or utilized by CSG in conjunction with CSG’s Services, whether or not Clients have been charged for such software, and all updates, modifications, enhancements and derivative works of such software and all copies thereof shall be and remain owned by and the sole property of CSG; provided however, that software provided to CSG by a Client and developed by Client or by a third party for such Client, where title to such software vests in such Client or is licensed to such Client shall remain the property of such Client.  All trademarks, service marks, copyrighted material or art or other intellectual property owned or licensed by a Client and provided to CSG hereunder shall be used solely for the purpose of performing the Services and CSG shall acquire no right, title or interest therein.

(b)CSG agrees that it shall not make use of any corporate names, trade names, logos, product/service identifiers, trademarks and/or service marks owned or licensed by Clients (the “TWC Marks”) except as expressly approved in writing, in advance, by the applicable Client.  All such approvals granted by a Client shall (i) be valid solely during the term specified by the Client, (ii) be limited to the specific purpose for which approval was sought and received (to the extent reasonably required in connection with CSG’s performance under this Agreement and/or any SOW), and (iii) be deemed a limited, non-exclusive, non-transferable, revocable right and license, without right to sublicense, to use the TWC Marks designated by the Client for the approved use, which right and license shall terminate and revert to the Client contemporaneously with the earliest of the expiration or earlier termination of the term of the licensed TWC Marks as specified by the Client, the expiration of this Agreement, or upon any earlier termination of this Agreement by TWC in accordance with the terms of this Agreement.  All such uses shall be in accordance with the reasonable procedures and guidelines provided by the Client to CSG from time to time.  CSG shall abide by all applicable laws and regulations with respect to the TWC Marks.  CSG agrees that it shall not bring any legal action or claim that challenges the TWC Marks licensed to CSG for use in connection with this Agreement and/or any SOW in any forum, provided, however, the foregoing is not intended to prevent CSG from defending, or in any manner limit CSG’s ability to defend, itself against any third party claims for infringement based on the TWC Marks brought against CSG.  Further, CSG shall use reasonable efforts to avoid registering on its own behalf any confusingly similar trade names, trademarks, insignia, or domain names in any jurisdiction.  As between the parties, TWC shall be and remain the owner of all right, title and interest in and to all TWC Marks, along with any goodwill associated therewith, and all intellectual property rights in any of the TWC Marks licensed to CSG for its use in connection with this Agreement and/or any SOW, and CSG hereby assigns to TWC all right, title and interest CSG may be deemed to have therein.  Without limiting the foregoing, all goodwill arising from CSG’s use of any TWC Marks licensed to CSG for use in connection with this Agreement and/or any SOW shall, as between the parties hereunder, inure to the benefit of TWC and its applicable licensors.  All rights not expressly granted by Clients are reserved.  No implied licenses are granted by the terms of this Agreement and/or any SOW and no license rights with respect to any TWC Marks shall be created by implication or estoppel.

(c)TWC Design Look and Feel:

(1)

Except as provided in Section 13(c)(2), “TWC Design Look and Feel” means (i) the composite design (or “theme”) of any statement designs provided by a Client on or after June 9, 2011 or as described in the Statement of Work entitled “Conversion Services for Full Color Printing and Mailing” (CSG Document #2305966), whether in draft or final form, (ii) any enhancements, modifications and/or updates thereto whether provided by a Client and/or otherwise developed in connection with this Agreement and whether in draft or final form, and (iii) all intellectual property rights therein, if any.  TWC Design Look and Feel may include such elements as graphics, text, headings, borders, pictures, bullets, colors, shapes layouts, styles (fonts) and typefaces to the extent not excluded under Section 13(c)(2).

(2)

TWC Design Look and Feel shall not mean elements that (i) are general or generic in nature, (ii) are used by CSG and/or any third party on behalf of CSG separate and apart from the totality of the TWC Design Look and Feel, (iii) constitute tools, materials, methodologies, templates, know-how, designs and all updates, modifications, enhancement and derivative works thereof that are of general application and used or usable generally by CSG in the provision of services to its customers that are not specific and unique to the TWC Design Look and Feel (collectively, the “General Tools”), (iv) constitute the features and/or components of the TWC Design Look and Feel contributed by CSG through the use of the General Tools (“CSG Components”), or (v) constitute computer software developed and/or utilized by CSG in conjunction with the CSG Services under this Agreement and/or any SOW, and all updates, modifications, enhancements and derivative works of such software and all copies thereof (the “CSG Software”).  For avoidance of doubt, the CSG Software excludes any software provided to CSG by a Client and developed by a Client or by a third party for such Client, where title to such software vests in such Client or is licensed to such Client as provided in Section 13(a) of this Agreement.

(3)

CSG hereby acknowledges and agrees that the TWC Design Look and Feel shall be owned by, and the exclusive property of, the applicable Client.  CSG shall use such TWC Design Look and Feel solely in connection with performing its obligations under this Agreement.  All rights not expressly granted by the Client are reserved.  CSG acknowledges and agrees that no implied licenses are granted by Clients hereunder with respect to the TWC Design Look and Feel and no license rights with respect to any TWC Design Look and Feel shall be created by implication or estoppel.

(4)

Clients hereby grant to CSG a non-exclusive, non-transferable, royalty-free, license (without right to sub-license) to use the TWC Design Look and Feel solely for the purpose of performing the Services and providing any deliverables under this Agreement and/or any SOW.  CSG agrees that it shall not disclose or suggest to any of its other customers, the TWC Design Look and Feel.  For purposes of illustration and without limiting the foregoing, neither CSG nor any third party on behalf of CSG shall use or replicate the TWC Design Look and Feel for any other customer of CSG.

(5)

Notwithstanding anything in this Agreement to the contrary, but subject to the limitations set forth in Sections 13(c)(5)(y) and 13(c)(5)(z), CSG agrees that CSG shall not (i) incorporate into the bill statements of any of its customers other than Clients, any of the four (4) features and/or components described in Exhibit D to this Agreement (the “TWC Elements”), and/or (ii) disclose or suggest to, or make available to, any of its other customers, any of the TWC Elements.  The foregoing Sections 13(c)(5)(i) and 13(c)(5)(ii), (y) shall not, in response to the independent request of any other customer of CSG, restrict CSG from independently creating and developing any features and/or components that are the same or substantially similar to the TWC Elements without reference to or use of the TWC Elements and/or the underlying creative and development information of CSG and TWC and/or of TWC which was utilized in creating and developing such TWC Elements, and (z) shall not apply to any features and/or components that are the same or substantially similar to the TWC Elements that CSG may have placed into production for, or delivered to, any other CSG customer, or that CSG independently developed, prior to **** *, **** as evidenced and verified by contemporaneous written records.

(6)	Notwithstanding anything in this Agreement to the contrary, to the extent CSG contributes or utilizes any

CSG Components and/or General Tools in the creation or development of the TWC Design Look and Feel, Client shall be entitled to replicate or have replicated the TWC Design Look and Feel without restriction.  For avoidance of doubt, nothing contained in this Agreement shall be construed to prohibit Clients and/or their respective third parties from replicating any elements of the Client statements, including without limitation, designs as described in Section 13(c)(1), and CSG hereby acknowledges and agrees that Clients and/or their respective third parties may, without restriction replicate any elements of the Client statements, including without limitation, designs as described in Section 13(c)(1) (e.g., look and feel, functions and features, components, etc.).  The foregoing shall survive the expiration and/or termination of this Agreement.

(d)Infringement Indemnity

(1)  If any action, suit or proceeding is instituted against any Client based upon a claim that any Service or Product, or the systems or software used by CSG to provide any Service, infringes a copyright, trademark, trade secret or U.S. patent or any other intellectual property of a third party, then CSG shall indemnify, defend (including, without limitation, by making any interim payment necessary for appeal) and hold such Client and such Client’s Related Parties harmless, at CSG’s sole expense, and pay the damages and costs finally awarded against such Client and/or its Related Parties in the infringement action or any settlement amount approved by CSG, but only if such Client complies with the indemnification procedures set forth in Section 15 below. If a Product or Service, or any one or part thereof, are in such action held to constitute an infringement of a third party’s rights as set forth above, or the exercise of Client’s rights thereto is enjoined or restricted or in CSG’s reasonable judgment such rights thereto may be enjoined or restricted, CSG shall, at its own expense and in its reasonable discretion:  (i) procure for Clients  the right to use such Product or Service; (ii) replace or modify such Product or Service to make it non-infringing, while providing equivalent performance and functionality; or (iii) if neither (i) nor (ii) are commercially reasonable after CSG’s use of commercially reasonable efforts to achieve (i) or (ii), then CSG may direct the return of such Product or Service, terminate the related licenses and refund to Client any prepaid, unearned fees.  After the occurrence of subsection (iii), *** *** ********* **** ********* **** ***** ******* ****** to CSG if, in ***’* ********** ********, the **** *** *** ********* ******** *** ******** *** *** **** ** ********* ********** ******** *** ******** ***** ** ********** ****** ** *** ********* **** *** **** ***** ** *** ************** ** ********** (iii) above or if ***’* *********** ***** ****** ** * ******** ****** ** *******’ *************.   Notwithstanding the foregoing provisions of this Section 13(d)(1) and Section 15, CSG shall have no obligation with respect to any infringement action to the extent that the infringement is caused by (x) any modification to a Product not provided or approved in writing by the CSG or its subcontractor, (y) use of any older version of a Product when use of a newer version would have avoided the infringement, but only if the newer version has been provided to Clients at no additional charge and CSG has provided written notice to Clients that Clients need to migrate to the newer version in order to avoid an infringement claim, or (z) use of a Product or Service by Client(s) in breach of this Agreement.

(2)  If any action, suit or proceeding is instituted against CSG based upon a claim that  any intellectual property of Client used by CSG in the form furnished and manner approved by Client and otherwise in conformity with the terms of this Agreement and any SOW hereunder infringes a copyright, trademark, trade secret or U.S. patent or any other intellectual property of a third party, then Client shall indemnify, defend (including, without limitation, by making any interim payment necessary for appeal) and hold CSG and CSG’s Related Parties harmless, at Client’s sole expense, and pay the damages and costs finally awarded against CSG and/or its Related Parties in the infringement action or any settlement amount approved by Client, but only if CSG complies with the indemnification procedures set forth in Section 15.

(3) THIS SECTION 13(d) AND SECTION 15 SET FORTH THE EXCLUSIVE REMEDY OF THE INDEMNIFIED PARTY AGAINST THE INDEMNIFYING PARTY AND THE COMPLETE LIABILITY OF THE INDEMNIFYING PARTY WITH RESPECT TO ANY INTELLECTUAL PROPERTY INFRINGEMENT CLAIM IN CONNECTION WITH THIS AGREEMENT.

14.************************************.

CSG shall ********* *** **** ******** ******* *** ***** ******* ******* **** *** ******* *** ******* ******** ************ ********** ********** ******** ***** *** ******** (including, without limitation, reasonable attorneys’ fees) arising from any ***** ***** ****** ******* ******* ***** ********** or ************* ******* ****** ** a result of a ****** ** *** ** *** ** *** **************** *********** ********* or ***** or ********** of this ********* or any ********* ** **** executed pursuant hereto which, if ********, would cause a ****** ** ** ** ********* ** ********** ***.

15.Indemnification Procedures.

In the event of a claim by a third party, with respect to which either CSG or a Client is entitled to indemnification under any provision of this Agreement, the party seeking indemnification (“Indemnified Party”) shall promptly notify the other party (“Indemnifying Party”); provided, however, that any unintentional failure to make such prompt notification shall not relieve the Indemnifying Party of its obligations hereunder unless the Indemnifying Party’s ability to defend such claim is materially prejudiced thereby.   The Indemnifying Party shall have sole control over the defense of the claim and any negotiation for its settlement or compromise, and the Indemnified Party shall comply with any reasonable actions required by the Indemnifying Party (at the Indemnifying Party’s expense) to minimize the Indemnifying Party’s and/or the Indemnified Party’s liability in the claim, provided such compliance is not, in the reasonable opinion of the Indemnified Party’s counsel, adverse to the Indemnified Party’s interests.  However, the Indemnifying Party shall not settle any such claim or alleged claim without first obtaining the Indemnified Party’s prior written consent where the settlement would result in any admission of wrongdoing or liability on the part of the Indemnified Party, impose any obligation or liability on the Indemnified party (other than monetary liability for which the Indemnified Party is indemnified by the Indemnifying Party, or adversely affect the Indemnified Party’s rights, and such consent shall not be unreasonably withheld.  In addition, the Indemnified Party may participate in any claim for indemnification under this Agreement using its own counsel at its own expense.

16. Insurance. CSG shall maintain the insurance coverages set forth on Exhibit E hereto in compliance with the terms and conditions set forth on Exhibit E hereto.

17.Disaster Recovery.  CSG shall maintain a business continuity/disaster recovery plan, ********** ********** ** ***, which shall describe a pre-planned sequence of events to ensure the continuation, recovery, and restoration of all “mission-critical business functions” in the event of a business disaster with respect to CSG and which shall set forth specific time commitments for the restoration of the provision by CSG of all Services and Products pursuant to this Agreement (“Recovery Deadlines”).  For purposes hereof, “mission-critical business functions” (e.g. ******** ********** ********* *********, and **********) are those which, ** *** *********, would ***** *** ********* **, or *********** ******* ******* ****, the ******** or ******** ******** by CSG to Clients.  CSG shall comply in all material respects with the business continuity/disaster recovery plan ******** ** *** and shall adhere to all Recovery Deadlines in the event of a business disaster.  A copy of CSG’s current business continuity/disaster recovery plan is attached hereto as Exhibit F.    In the event of a disaster or other event resulting in the loss by CSG of any Client’s data, cycle mailings or Materials, CSG shall promptly regenerate such data, resupply such Materials and/or re-perform the Services, as applicable, ** ** ********** ****** ** **** ******.  In the event that CSG moves performance of the Services to a different output center location as a result of a disaster, Clients ***** *** ** ******* *** *** ********** ***** ********** **** **** ****, including without limitation, ******** ***** for ********* ****** ** * ********* ********.

18.Termination.  Without limiting any termination right set forth elsewhere in this Agreement, the following termination rights apply.

(a)Either CSG or TWC may terminate this Agreement with immediate effect by giving written notice to the other party if the other party:

(i)becomes insolvent, makes a general assignment for the benefit of creditors, suffers or permits the appointment of a receiver for its business or assets, becomes subject to any proceeding under any bankruptcy or insolvency law whether domestic or foreign that, if involuntary, is not dismissed within ***** (**) ****, or has wound up or liquidated, voluntarily or otherwise, or has otherwise ceased to conduct in the normal course, its business; or

(ii)is in material breach of this Agreement and has failed to cure such breach within ****** (**) **** after receipt from the non-breaching party of written notice of breach and intent to terminate if such breach is not cured within such ****** (**)-*** period (provided, however, that there shall be ** **** ****** with respect to the ************ ** the **** ******** ****** ****** *** ****** (**) ***** period and, in such event, the termination shall be effective upon receipt of notice from the terminating party unless a later effective date is specified in such notice), except that this clause (ii) shall not be applicable with respect to breaches committed by a Client other than TWC which shall, instead, be governed by subparagraph (c) below.  An example of a material breach by CSG would be the disclosure of personally identifiable Customer information by CSG.  Such example is included herein only for illustrative purposes.  Such example is by no means the exclusive grounds on which TWC could claim that a material breach had occurred or an exhaustive list of the acts or omissions of CSG that may constitute a material breach of this Agreement and shall in no way restrict the facts or circumstances under which TWC may be able to claim that CSG has materially breached this Agreement.

(b)In addition to, and without limiting the provisions of subparagraph (a) above, if CSG fails to supply acceptable quality services and products to any Client, or fails to meet the service level agreement requirements set forth in this Agreement with respect to any Client, and CSG has been given written notice of any such failure and has failed to correct same within ****** (**) **** of CSG’s receipt of such notice (provided, however, that there ***** ** ** **** ****** with respect to the ************ ** *** **** ******* ****** *** ****** (**) ***** period), then such Client shall have the right, upon notice to CSG, to terminate such Client’s receipt of Products and Services hereunder.  Such termination shall be effective upon the receipt of such termination notice from such Client unless a later effective date is specified in such notice to CSG.

(c)CSG may terminate its provision of all Products and Services to a particular Client other than TWC only if such Client is in material breach of this Agreement and has failed to cure such breach within ****** (**) **** after receipt of written notice from CSG provided to such Client, with a copy to TWC, reasonably specifying such failure and stating its intention to terminate this Agreement with respect to such Client if such failure is not cured within such thirty (30) day period (provided, however, that there shall be ** **** ****** with respect to the ************ of the **** ******** ****** ****** *** ****** (**) ***** period and, in such event, the termination shall be effective upon receipt of such notice from CSG unless a later effective date is specified in such notice).

(d)Any Client may terminate a Product or Service that falls within the term “Electronic Billing” (including without limitation the PDF Presentment Services, Statement Express, Statement Express API, Exact View and Exact View API or any successor Products or Services) that it is then receiving, *** ***********, and ******* ****** ** *******, upon ****** (**) **** prior written notice to CSG.

19.Termination Assistance.  Notwithstanding any other provision of this Agreement, upon the expiration or earlier termination of this Agreement, either in its entirety or only as it pertains to a Product and/or Service that is terminated pursuant to Section 18(d) (including without limitation the PDF Presentment Service, Statement Express, Statement Express API, Exact View and Exact View API or any successor Products or Services), and either with respect to all Clients or with respect to a particular Client, in each such case:  (a) CSG shall reasonably cooperate with Client(s), to facilitate a seamless transition by Client(s), pursuant to the migration schedule reasonably requested by Client(s), to an alternate provider(s) of similar software and similar services specified by Client(s) or to a TWC solution (“Termination Assistance”) for the period of time requested by TWC, *** ** ****** ****** (**)  ****** from such expiration or termination (in each case, the “Termination Assistance Period”); (b) this Agreement shall continue in effect, in each case, until such transition has been completed or the expiration of the Termination Assistance Period, whichever occurs first (“Conclusion of Termination Assistance”); and (c) without limiting the foregoing, as part of the Termination Assistance, CSG shall provide each Client with Technical Services as requested by such Client, including without limitation (i) a copy of all business rules and other information that the Client reasonably requests in order to be able to migrate the bill finishing services for Clients’ bill statements and other Customer communications printed hereunder to an alternate provider or a TWC solution and (ii) an electronic copy of all PDF images of Customers’ historical bill statements over the time period specified by TWC (up to ****** (**) ****** of history) (collectively, the items referred to in clauses (c)(i) and (c)(ii) constitute the General Transition Services”). In connection with the foregoing, (1) Clients shall continue to pay the fees for Products and Services set forth in the Pricing Schedule for the Products and Services received by Clients until the Conclusion of Termination Assistance, and (2) Clients shall pay CSG on the basis of the Technical Services fees for the time spent by CSG personnel in performing Technical Services, including but not limited to the General Transition Services,   unless the termination of this Agreement in its entirety, or the termination of a Product and/or Service that is terminated pursuant to Section 18(d), occurs concurrently with a deconversion under the Billing Agreement, in which case no Technical Services fees will be assessed for the General Transition Services under this Agreement and Client(s) shall pay CSG for such services under the Billing

Agreement.  If this Agreement is terminated by CSG with respect to all Clients pursuant to Section 18 (a)(ii) above due to TWC’s failure to pay undisputed fee amounts to CSG when due, then CSG may, as a condition to providing the Termination Assistance in accordance with this Section, require TWC to pay to CSG any past due undisputed fee amounts then due and owing to CSG.

20.Divestiture of Cable Systems/Business Units.  If a Client sells, transfers or otherwise divests any cable system(s) or business unit(s) receiving Products and/or Services under this Agreement (whether such transaction takes the form of a conveyance of assets or equity, merger, consolidation or other business reorganization) (each, a “Divested System”), then such Divested System may continue to receive the Products and Services pursuant to the terms and conditions of this Agreement for a transitional period *** ** ****** ****** (**)  ****** after the closing of the divestiture transaction (the “Divestiture Transition Period”); provided, however, that the Divested Cable System first agree in writing, for the benefit of CSG, to be bound by the terms of this Agreement during the Divestiture Transition Period and, in connection with a Divested System’s decision as to whether or not to agree thereto, the Client may disclose this Agreement to such Divested Cable System.  The Divested Cable System shall be solely responsible to CSG, and CSG shall look only to such Divested Cable System, for the payment and performance of its obligations under this Agreement to CSG, including without limitation the payment to CSG of all applicable charges set forth in Exhibit C that relate to the Divested Cable System and such amounts shall be invoiced by CSG directly to such Divested Cable System.

21.***************.    During the term of this Agreement, each month each Client shall be responsible for paying CSG the fees, as set forth in Exhibit C, in relation to any Products or Services utilized by such Client during the month.  The parties have mutually agreed upon the fees for the Products and Services to be provided hereunder based upon certain ******* ******** ******** and the term of this Agreement.  Clients acknowledge and agree that, without the ********* ** ******* ******** by the commitments set forth in this Agreement, CSG would have been unwilling to provide the Products and Services at the fees set forth in Exhibit C.  Because of the difficulty in ascertaining CSG’s actual damages for a termination of this Agreement in its entirety, before the expiration of the then-current Term, (a) by TWC *************** (which is not permitted under Section 18) or (b) by CSG under Sections 18(a)(i) or 18(a)(ii) resulting from any other breach of this Agreement by TWC, TWC agrees that, upon termination of this Agreement as described above, in addition to all other amounts then due and owing to CSG for Products and Services previously rendered, TWC will pay to CSG (as a ******** ************** *** and *** ** * *******) an amount equal to the product of (i) ******’* ******* ******* ******* (excluding any ******** ** ***) for the ********** *** ********* ********** – ******** – ***** ******** **** and ********* ********** – ********* – ***** ******** **** during the *** (*) ****** prior to termination, (ii) ********** by the ****** ** ****** ********* ** the **** ** **** ********* had there been ** *********** and (iii)  ********** by ***** ******* (***) (the “********** ****”).  If TWC elects to receive Termination Assistance as provided in Section 19 after termination as provided herein, then the number of months remaining in the term of this Agreement in subparagraph (ii) above will be ******* ** *** ****** ** ****** ****** *** *********** ********** ****** in which CSG is providing Print and Mail Services and the ****** of Print and Mail Services for any such months ****** ** ******* *** ****** ** ***** *** **** ******** ****** *** ***** ********* **** ***********.  TWC acknowledges and agrees that the ********** **** is a ********** ********** ** *** ****** ******* that CSG would ****** **** *** **** ***** ***********.  Except for amounts owed pursuant to a Client’s *************** *********** under this Agreement, a Client’s breach of ******* * (***************), and Client’s ********* *** *** ******** **** **** ******* under Section 6(a) of this Agreement, CSG acknowledges and agrees that the ********** **** are CSG’s sole and exclusive remedy for any such early termination of this Agreement.

22.	General.
(1)

Entire Agreement.  This Agreement and the exhibits and schedules attached hereto, and any Letters of Authorization and Statements of Work, constitute the entire agreement and understanding of the parties and supersede all prior agreements, understandings or arrangements (both oral and written) relating to the subject matter of this Agreement.

(2)

Severability.  If any provision of this Agreement is found to be invalid or unenforceable, then, so long as the remainder of this Agreement is not materially affected by such declaration or finding and is capable of substantial performance, all other provisions of this Agreement shall remain valid and enforceable.

(3)

Amendments and Waivers.  No amendment or variation of the terms of this Agreement shall be effective unless it is made or confirmed in a written document signed by both CSG and TWC.  No delay in exercising or non-exercise by either party of any of its rights under or in connection with this Agreement shall operate as a waiver or release of that right.  Rather, any such waiver or release must be specifically granted in writing signed by the party granting it.

(4)

Relationship.  In making and performing this Agreement, the parties are acting and shall act as independent contractors.  Nothing in this Agreement shall be deemed to create an agency, joint venture or partnership relationship between the parties hereto.  Neither CSG nor Clients shall hold themselves out as having any authority to enter into any contract or create any obligation or liability on behalf of or binding upon the other party

(5)

Assignment; Subcontracting.  CSG shall not assign (including without limitation by operation of law or the occurrence of a change of Control) any of its rights or obligations under this Agreement, without the prior written consent of TWC which shall not be unreasonably withheld (i.e. in order to withhold consent to any proposed assignment by CSG, TWC must reasonably believe that the proposed assignee is adverse to the interests of TWC or that the proposed assignee is not likely to be capable of performing the obligations of CSG set forth in this Agreement, for example, where the proposed assignee lacks financial stability or TWC has had previous unsatisfactory experiences with the proposed assignee).  Further, TWC shall be deemed to have consented to any assignment of this Agreement by CSG where TWC fails to object to such assignment within sixty days of CSG’s written request for approval thereof if such written request was provided to TWC in accordance with Section 21(8) and such written request described the proposed assignment in reasonable detail.  TWC shall have the right to assign its rights and obligations under this Agreement without CSG’s consent: (a) to any TWC Company; or (b) to a successor entity in connection with the sale or transfer of all or substantially all of the assets or stock of TWC, or the merger, consolidation, reorganization, spin-off or other business combination of TWC.  The parties agree that any attempted assignment of this Agreement in breach of this Section shall be void and of no effect and shall constitute a material breach of this Agreement.  Upon any permitted assignment of this Agreement, the assignor shall have no further obligation hereunder and the other party shall look solely to the assignee for the performance of its obligations hereunder.   CSG shall remain solely responsible for all acts and omissions of its subcontractors hereunder and for the performance of all of its obligations hereunder, irrespective of any subcontracting by CSG hereunder.

(6)

Law, Venue and Jurisdiction.  This Agreement shall be governed by the laws of the State of *** ****, other than such laws that would result in the application of a jurisdiction other than the State of *** ****. Any legal proceeding brought by a Client against CSG must be brought in ******* ********. Any legal proceeding brought by CSG against a Client must be brought in *** ***** *** ****. Each party submits to the exclusive jurisdiction of the courts in the location referenced in this Section and agrees not to commence any legal action under or in connection with the subject matter of this Agreement in any other court or forum. Each party expressly waives any objection to personal jurisdiction and/or to the laying of the venue of any legal action brought under or in connection with the subject matter of this Agreement, in the location referenced in this Section and agrees not to plead or claim in such courts that any such action has been brought in an inconvenient forum.

(7)

Press Releases and other Publicity.  Except for disclosures required by law, each party will submit to the other all public disclosure(s), advertising and other publicity matters relating to this Agreement in which the other party’s name or mark is mentioned or language from which the connection of said name or mark may be inferred or implied, and will not publish or use such advertising or publicity matters without the express prior written approval of the other party, which may be granted or withheld in such party’s sole discretion. With respect to disclosures required by law, TWC must be provided opportunity to review and comment upon any such required disclosure prior to CSG’s filing or release thereof.

(8)

Notices.  All notices required or permitted under this Agreement shall be in writing and delivered by hand or courier and shall (a) if delivered personally to the address as provided in this Section, be deemed given upon delivery, and (b) if delivered by a reputable overnight courier to the address as provided in this Section, be deemed given on the first business day following the date sent by such overnight courier.  The addresses of the parties (until written notice of change shall be given in accordance with this Section) shall be as follows:

If to CSG:

CSG Systems, Inc.

9555 Maroon Circle

Denver, CO  80112

Attn:  President

With a required copy to:

CSG Systems, Inc.

9555 Maroon Circle

Englewood, CO 80112

Attn:  General Counsel

If to TWC:

Time Warner Cable Enterprises LLC

60 Columbus Circle

New York, New York 10023

Attn:  Chief Technology Officer

With a required copy to:

Time Warner Cable

60 Columbus Circle

New York, New York 10023

Attn:  General Counsel

(9)

Notice of Changes to Customer Technical Requirements. CSG shall provide at least six (6) months’ prior written notice to each Client of any change in the version of Adobe Acrobat Reader or other hardware, software or system requirements relating to the PDF Presentment Services necessary in order for Customers to have the capability to access and/or retain PDF images of their bill statements via each Client’s Electronic Billing Systems, Third Party Systems and Other Mediums.

(10)

Force Majeure.  Subject to and without limiting CSG’s obligations under Section 17 above, neither party shall be held responsible for any delay or failure in performance for causes beyond its reasonable control, including without limitation, acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations imposed after the fact, fire, power failure, earthquakes or other disasters natural or otherwise.

(11)	Time is of the Essence. Time of performance is of the essence in this Agreement and a substantial and material term hereof.
(12)	Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.
(13)

Exhibits and Headings.  The Exhibits to this Agreement are hereby incorporated by reference.  The captions and headings of this Agreement are included for convenience only and shall not affect the interpretation or construction of this Agreement.

(14)

Survival.  All provisions of this Agreement shall survive and remain in effect after the termination of this Agreement in its entirety or the expiration of this Agreement during the Termination Assistance Period.  Thereafter, the rights and obligations of the parties set forth in the following Sections of this Agreement shall survive the termination or expiration of this Agreement: Sections 1, 6(b), 9 through 15, 17, 19, 22 ( except for Sections 22(9) or 22(10)) and Exhibit E, Section 6(j).

(15)

TWC Companies.  TWC, at its option, may exercise any of its rights or remedies under this Agreement, and/or perform any of its duties or obligations hereunder, by itself or through any TWC Company in conformity with the terms and conditions of this Agreement.

(16)	Exhibits. The following Exhibits are attached hereto and incorporated herein by reference:

Exhibit AServices

Exhibit BProducts

Exhibit CPricing Schedule

Exhibit DTWC Elements

Exhibit EInsurance Requirements

Exhibit FBusiness Continuity/Disaster Recovery Plan

Exhibit GSupport Services

Exhibit HExclusivity

Exhibit IService Level Agreements

Exhibit JStatements of Work and Letters of Authorization

Exhibit KACP Clients and Non-ACP Clients

Exhibit L*** Addendum

IN WITNESS WHEREOF the parties hereto have entered into this Agreement as of the Effective Date.

CSG SYSTEMS, INC.	TIME WARNER CABLE ENTERPRISES LLC
By: /s/ Joseph T Ruble	By: /s/ Michael Hayashi
Name: Joseph T. Ruble	Name: Michael Hayashi
Title: EVP, CAO & General Counsel	Title: Executive Vice President
Date: 30 April 2014	Date: April 24, 2014

EXHIBIT A

DESCRIPTION OF SERVICES

Except as designated in Subsection (f) of Section 3, “Services and Products” and Exhibit H, “Scope of Exclusivity,” of this Agreement, all Services described in this Exhibit A are optional to TWC and Clients.

* Designates Services that are exclusive to CSG to the extent described Subsection (f) of Section 3, “Services and Products,” and Exhibit H, “Scope of Exclusivity,” of this Agreement.

1.	PRINT AND MAIL SERVICES* (See Exhibit A-1).

Print and Mail Services provide Clients with printing and insertion services, target marketing communication products, both print and electronic statements and other documents, computer letters, past due notices, postal verification services and quality control.

2.	SMARTCOLOR (see Exhibit A-2).

CSG shall provide dynamic full color printing, (“SmartColor”) limited to twenty percent (20%) coverage per logical page which is one side of a physical statement page.  In the event a Client’s dynamic color requirements exceed twenty percent (20%), CSG and such Client shall agree on the fee adjustment required to accommodate the higher color coverage.  Due to saturation of color and CSG’s experience with offline processes, such as lockbox processing, CSG and its technology partners require 24# paper weight to support SmartColor printing.  Notwithstanding the foregoing,  (a) if a Client has not converted to SmartColor as of the Commencement Date of this Agreement, then before CSG can provide SmartColor to such Client, such Client and CSG must enter into a separate Statement of Work for the implementation of SmartColor on terms that are consistent with this Agreement and mutually agreed by the parties; and (b) for any Client that now or hereafter uses SmartColor, such Client can convert to black only, as described in Exhibit A-2.

3.	MESSAGE MANAGER.

Message Manager is a fully CSG-hosted web application that provides Clients with the ability to compose and maintain document messages and provides robust statement message composition, prioritization, rich text, basic selectivity, preview and reporting capabilities to facilitate each Client’s communication with its Customers.  The specific Message Manager capabilities that will be implemented for Clients will be set forth in a mutually acceptable Statement of Work.

4.	BRAILLE AND LARGE PRINT STATEMENTS.

Clients can flag specific Customers to receive a Braille or Large Print statement.  CSG will create a PDF file of these Customers.  This file is sent to a designated FTP site, to be retrieved by the Client’s vendor of choice.  The Client’s vendor will in turn convert these statements to Braille or Large Print format and print and mail these statements.  For any Client that is not utilizing Braille and Large Print Statements services as of the Commencement Date of this Agreement, implementation of Braille and Large Print Statements services is subject to execution of a separate SOW on terms that are consistent with this Agreement and are mutually agreed by CSG and such Client.

5.	MAIL TRACE.

Mail Trace is CSG’s mail tracking service that uses a special barcode to track letter-size mail through the USPS system at the piece level.  CSG offers Mail Trace on both outgoing and incoming mail.  As the piece travels through the mail, data such as time, date and location are recorded on USPS equipment and sent to CSG.  Mail Trace data is accessible via DirectNet, ACSR (ACP Clients only), and/or a daily file on the Client’s ftp outgoing site.  Optional Mail Trace features include populating Vantage tables or comparable tables from CSG or another data source that are licensed under the Billing Agreement (ACP Clients only) and utilizing ACP settings for the automatic delay of delinquency actions based on Mail Trace data (ACP Clients only).

6.	NCOALink (Non-ACP Clients only)

NCOALink is an automated service of the U.S. Postal Service in which CSG processes Client’s data file against the NCOALink database.  CSG then automatically updates the “bill to” information for Client’s Customers with address changes.  This service will be performed for letters and statements. For any Client that is not utilizing NCOALink as of the Commencement Date of the Agreement, implementation of NCOALink is subject to execution of a separate Statement of Work on terms that are consistent with this Agreement and mutually agreed by CSG and such Client.

7.	EXACT VIEW (Non-ACP Clients only) (see Exhibit A-3).

Exact View is a fully-hosted web application that electronically stores, retrieves and prints a Customer’s statement in the form of a PDF Image.  PDF Images are available for multiple statement viewing audiences and needs.  Exact View allows for customization of index fields and storage options to be determined by Client.

8.	EXACT VIEW API (Non-ACP Clients only).

Exact View API electronically retrieves PDF Images via an API to CSG’s hosted database.  With this application, Client is responsible for any development associated with integration into its own in-house applications.  For any Client that is not utilizing Exact View as of the Commencement Date of the Agreement, implementation of Exact View is subject to execution of a separate Statement of Work on terms that are consistent with this Agreement and are mutually agreed by CSG and such Client.

Exact View API will enable PDF Images to be accessed from CSG data repository databases, for both a production and a shared Client acceptance testing (“CAT”) test environment, via any Electronic Billing Systems, Third Party Systems and/or Other Mediums.  CSG will provide a CAT test environment for Client in the event CSG initiates changes in the Exact View or Exact View API services. Clients will implement their own CAT test environments in the event Clients initiate changes impacting their usage of Exact View or Exact View API and CSG will support Client testing, subject to execution of a separate Statement of Work on terms that are consistent with this Agreement and are mutually agreed by CSG and such Client.  Upon TWC request and subject to a mutually agreed SOW, CSG shall establish and provide an additional instance(s) of the Exact View API and all Exact View APIs shall be considered one and the same Service hereunder.

9.	PDF PRESENTMENT SERVICES (see Exhibit A-4).

PDF Presentment Services shall mean Statement Express and Exact View PDF Image generation, presentment and archival services in conjunction with Statement Express API and Exact View API delivery on behalf of a Client which may include delivery to Electronic Billing Systems, Third Parties and Other Mediums.

10.	ENHANCED PAST DUE NOTICES (ACP Clients only) (see Exhibit A-5).

A Client may elect to use CSG’s generic Enhanced Past Due Notice format or have CSG develop custom Enhanced Past Due Notices.  If a Client elects to have CSG develop custom Enhanced Past Due Notices, CSG will develop one custom format and multiple custom formats shall not be used by such Client.  The specific Enhanced Past Due Notices capabilities that will be implemented for such Client will be set forth in a mutually acceptable Statement of Work.

11.	CSG STATEMENT EXPRESS (ACP Clients only)

CSG Statement Express is a fully hosted web application that electronically stores, retrieves and prints a Customer’s statement in the form of a PDF Image.  It allows customization of index fields and storage options to be determined by Client.  CSG Statement Express works in either a stand-alone capacity or integrated with ACSR®, defined in the Billing Agreement as a graphical user interface for CSG’s service bureau subscriber management system that gives CSRs access to reference tools, help screens and Customer data.

12.	STATEMENT EXPRESS API SERVICE (ACP Clients only) (see Exhibit A-6).

Statement Express API Service electronically retrieves PDF Images via an API to CSG’s hosted database.  PDF Images are then available for multiple statement viewing audiences and needs.  Statement Express API works in either an application programming interface capacity or integrated with ACSR®.  Upon TWC’s request and subject to a mutually agreed SOW, CSG shall establish and provide an additional instance(s) of the Statement Express API and all Statement Express APIs shall be considered one and the same Service hereunder.

Statement Express API Service will enable PDF Images to be accessed from CSG data repository databases, for both a production and a shared CAT test environment, via any Electronic Billing Systems, Third Party Systems and/or Other Mediums.  All updates and enhancements of the Statement Express API Service shall be made available at no charge to Clients immediately upon release by CSG and are included within the definition of Statement Express API Service.

13.	ACS (ACP Clients only).

The Address Change Service (also known as Postal Endorsement) is an automated service used by the USPS to provide electronic updates to its customers.  Instead of receiving returned mail pieces to Client’s site for address updates, the USPS will provide CSG with an address file, and CSG will automatically update the “bill to” information for Clients’ connected and disconnected Customers.

14.	CUSTOMER LETTERS (ACP Clients only).

CSG’s new Customer Letter service offers advanced flexibility, supporting page and font formatting, insertion of graphics, and the use of any font supported by Microsoft Word.  The product allows for selective inserts, Ad Pages, and choice of paper stock.  In addition, Clients may opt under the Billing Agreement to use CSG Vantage Direct, a suite of Vantage interactive applications that offer Vantage users the ability to target specific Customers or groups of accounts from the Vantage database (or comparable applications from CSG or another data source) to receive a particular promotion or communication through CSG Customer Letters.

Except as otherwise provided in paragraph 12 above, all updates and enhancements of the Services described above containing functionality previously existing under this Agreement shall be made available at no charge to TWC or Clients immediately upon release by CSG and are included within the Services hereunder.  Except as otherwise provide herein and subject to a mutually agreed amendment to the Agreement, CSG may charge TWC or Clients for any updates only containing functionality that did not previously exist under this Agreement, provided that such new functionality must be an optional Service hereunder and is generally made available as a separately priced item.  CSG will not be required to (i) develop and release updates, (ii) customize updates to satisfy Client’s particular requests, or (iii) obtain updates or enhancements to any third party products or services, provided, however, in no event shall the foregoing in any limit CSG’s support obligations hereunder.

Exhibit A-1

Print and Mail Services

1.	DEFINITIONS.

(a)	Mail Pieces: May include statements, customer letters, reports and other documents.

(b)

Cycle:  A cycle is defined as the time period beginning at **:** **** and ending at **:** ******** in the time zone where physical printing occurs.  A cycle can include multiple Client file transmissions of mail pieces.  As used in this Agreement, the terms “Client file” or “data file” shall mean a single job of like pieces for Client.

(c)

Turnaround:  The elapsed time between the end of transmission of an accurate and complete data file and the point where the last mail piece of that transmission is delivered to USPS.  For any mail piece sent to a third party for further processing to receive the lowest postal rates, the Turnaround time clock stops when CSG has completed preparation of the mail piece for pick-up by such third party provider.

A single turnaround time clock will apply to each Client file received during any one cycle.

(d)	Received: Client files are deemed received upon successful transmission of an accurate, complete and properly formatted file to CSG.

2.

Data from each Non-ACP Client is to be prepared for CSG in the agreed format and transmitted to the designated CSG Output Center no later than *:** **** ET/*:** **** CT, on each of the daily cycle processing dates.  If the data is erroneous or is not prepared in the agreed format, or if a Non-ACP Client furnishes media which is in unsatisfactory condition for processing, then CSG shall immediately notify the applicable Non-ACP Client of the problem.  If such Non-ACP Client requests that CSG research or resolve the problem, then a fee based on the Technical Services fee as set forth on the Pricing Schedule under Section 3.B.IV, Optional Services, may be assessed on the part of CSG to research or resolve the data or format problem.  If any media furnished by a Non-ACP Client are damaged due to CSG’s equipment or processes, CSG shall replace such media at its own expense.  Each Non-ACP Client is responsible for maintaining proper backup of source material sent to CSG until CSG has returned the original media to such Non-ACP Client.

3.

Under this Agreement, CSG will produce and distribute each Client’s Customer statements and other documents provided to CSG under this Agreement for printing/mailing (collectively, “Customer Mail Pieces”), which services for each Client are more particularly described as follows:

•	Daily processing, postal sortation, printing, inserting and full mail distribution of Client’s Customer Mail Pieces.
•	Processing of Client data for proper statement formatting, printing, inserting and delivery distribution requirements.
•	The appropriate return envelope as well as the required inserts. Up to seven (7) inserts may be included with each mail piece setup.
•	CASS (Coding Accuracy Support System) Certification of all Client-requested mailing names.
•	Specific Client related job program development, maintenance and backup to support print and mail application.
•

High-speed simplex and duplex laser printing with full color printing and the capability to bold certain words throughout the document specified by the Client (selective bolding requires Message Manager).

•Forms design, development and support.

•Image files for customer service viewing of printed statements.

•	XML files for e-bill presentment to third party if requested, subject to a mutually agreeable Statement of Work .
•	Any other tasks or activities necessary to print and mail any such documents to Customers and/or to provide any of the offerings listed on Exhibit C hereto.

4.

Postage.  CSG agrees to purchase the postage required to mail documents to Client’s Customers generated by CSG on behalf of Client.    Postage fees (as they may be increased by the USPS from time to time) shall be charged to Clients at CSG’s actual cost.  If it would result in a lower cost to the applicable Client for CSG to send certain items in a particular job for such Client out to a presort house for sortation and mailing because a lower USPS rate could be obtained for such Client as a result, then, under such circumstances, CSG may pass through to such Client any sortation charges assessed by such presort house to CSG, but only if the postage costs for all items mailed through such presort house and such sortation charges, when taken together, would be less than the postage costs charged to such Client had CSG sorted and mailed such items.   CSG shall immediately notify a Client if a mailing will not qualify for the USPS first class one/two ounce postage rate in order to afford such Client an opportunity to reduce the size of such mailing in order to enable it to qualify for such rate.  Daily postal reports are available to ACP Clients (***** ********) through CSG’s DirectNet application and to Non-ACP Clients (*** ****** ********) through CSG Connect, as described in paragraph 5 below.

5.

DirectNet and CSG Connect.  CSG Connect and Direct Net are Web applications that allow CSG's clients direct access to Statement Processing Centers (SPCs).  Clients can view daily file processing statistics, access operational reports (including postal reports), and upload/download files (CSG Connect only). CSG shall ensure that such applications provide Clients with daily metric information on all statement processing hereunder, including the number of statements processed at any one time for each billing cycle, the number of statements and date of delivery to the USPS (or availability to presort house) for each billing cycle, the applicable postage fees for each cycle with respect to statements delivered to the USPS (or availability to presort house), and any other information reasonably requested by Clients.  The applications also serve as a single entry point for Output Solutions clients, providing links to other CSG applications.

DirectNet is accessed at the following URL:

https://directnet.csgsupport.com/dnet/Applications/LogOn/LogOn.aspx?ReturnUrl=%2fdnet%2fApplications%2fhome%2fhome.aspx

CSG Connect is accessed at the following URL:

http://mycsgconnect.com

6.

Deposit.  Each Client shall make and maintain a deposit equal to the estimated amount of actual postage charges for such Client for ********** (**) **** as reasonably determined by CSG based upon the estimated project volume of applicable Services to be performed monthly by CSG (“Deposit”).  In the last month of each calendar quarter CSG shall calculate the new Deposit based on the average of the previous ***** (*) *****’* postage expense as determined by CSG.  If the new Deposit is greater than the Deposit on hand, Client shall be invoiced for the required increase in the Deposit.  Likewise, if the new Deposit required is less than the Deposit on hand, CSG shall provide an invoice credit for the amount required to reduce the Deposit on hand.  The Deposit shall be used exclusively for the postage costs of such Client and may not be used to satisfy any other unpaid amounts of such Client under this Agreement.

Any portion of the Deposit that remains after the payment of all Payables due to CSG following the deconversion of a Client site, or termination or expiration of this Agreement and expiration of the Termination Assistance Period will be refunded to Client.  Client shall not be entitled to receive interest on the Deposit while it is maintained by CSG.

7.	Cycle Minimum. Clients must have a minimum of ******* (**) ****** *** *****.

8.

Marketing Services.  Client shall use CSG’s Marketing Services group for the purchase of paper and envelopes to be used in connection with Print and Mail Services.  CSG guarantees that such supplies meet all CSG required specifications and quality standards.  Client, at its option, may use CSG’s Marketing Services group for the purchase of optional marketing inserts or other paper or envelopes.

9.	Marketing Insert Process.

CSG and TWC Companies agree that if any Client desires to implement an insert plan in any given month that uses more than ***** (*) marketing inserts per system/principle per day, Client shall be required to provide CSG with ********** (**) **** advance notice (such notice shall be satisfied via email or phone call) of the date in which the insert plan is to be implemented.  Upon receiving such notice, CSG and Client shall agree on the timing and duration of the insert plan, any additional fees or SLA extensions to be assessed based on the number of additional jobs created and any other details necessary for CSG to fully understand and document Client’s request.  Such agreement will be summarized in a Marketing Services quotation or other mutually agreed upon written document which shall be accepted and signed by authorized representatives of Client a minimum of ******* (**) **** prior to the implementation of the insert plan.

10.	Performance Standards. See Exhibit I

Exhibit A-2

SmartColor

1.

SmartColor Printing is available on both sides of each physical statement page.  The SmartColor Printing fee in Exhibit C allows for up to and including maximum ink saturation coverage of twenty percent (20%) utilizing color including black.  Determination of whether the ink saturation coverage is at or below twenty percent (20%) is based on the logical page that contains the most ink coverage.  The SmartColor Printing fee in Exhibit C shall be assessed against Client’s total physical page count on a monthly basis regardless of the actual number of physical pages that received color processing (i.e. the fee is assessed whether the physical page receives color or not).

2.

In the event a Client desires to discontinue SmartColor Printing as to all of such Client’s printed statement volume plus printed additional page volume utilizing SmartColor Printing, such Client shall provide CSG sixty (60) days written notice of its election to discontinue SmartColor Printing without any fee or penalty to such Client.   CSG requires the use of 24# paper for SmartColor printing due to ink saturation.

3.

Should an event require activation of CSG’s disaster recovery plan, or in the event of an unforeseen or unplanned outage that prohibits SmartColor Printing, Client acknowledges and agrees that during such event(s) (a) CSG will use commercially reasonable efforts to continue printing in color using SmartColor Printing although colors may vary slightly, and, if unable to do so, and (b) CSG will notify Client and, thereafter, statements will be printed using black/white print technology.  In such event(s), Client shall not be charged the SmartColor Printing fee for the statements printed using black/white print technology.

Exhibit A-3

Exact View

1.	The base Service includes:

•	Hosting and storage of composed PDF Image documents on CSG’s servers, which are maintained and supported by CSG.
•	Creation of PDF Images
•	****** (**) ****** of PDF Image storage.
•	Includes ****** (**) **** of raw data storage.
•	Customer Service Representative (“CSR”) Workflow Screens which permit the CSR access to specific Customer document information as identified in index fields available within a PDF Image.
•	Analyst Workflow Screens which permit Clients to view the same information as the CSR Workflow Screens and also permit searching, sorting and retrieval of Images across multiple Customer records

2.	Specific costs for the following options shall be provided upon Client request.

•	Additional months of storage for documents and Images beyond the base product storage of twelve (12) months
•	Option for additional months of storage of raw data for Reprints sent to CSG’s Output Solutions Center (OSC) beyond the ****** (**) **** base offering.

Exhibit A-4

PDF Presentment Services

At each Client’s option, presentment of PDF Images for the then-current month and prior ****** (**) ****** via Statement Express and Exact View to such Client’s CSRs, as well as via a CSG application programming interface (i.e. Statement Express API and Exact View API) to such Client’s Electronic Billing Systems, Third Party Systems and Other Mediums (“PDF Presentment Services”), and support and maintenance services for the PDF Presentment Services in accordance with this Agreement to enable retrieval by Client’s employees, agents, CSRs and Customers of such PDF images.

The PDF Presentment Services will enable PDF images of the statements to be accessed from CSG data repository databases in a production environment, via Statement Express and Exact View (in the case of a Client’s CSRs) and via any of Clients’ Electronic Billing Systems Third Party Systems, and any such Other Mediums (in the case of a Client’s Customers) as Clients may elect from time to time.  CSG shall ensure that any update, enhancement, modification, fix or upgrade and/or new version of the Statement Express API and of Exact View API (“PDF Presentment Update”) shall maintain compatibility and interoperability with all Electronic Billing Systems, Third Party Systems and/or Other Mediums utilized by Clients that interface with the PDF Presentment Services as of the date of such PDF Presentment Update, and, in addition, CSG shall not implement a PDF Presentment Update without first ensuring that such PDF Presentment Update maintains compatibility with all Electronic Billing Systems, Third Party Systems, and/or Other Mediums utilized by Clients that interface with the PDF Presentment Services as of the date of such PDF Presentment Update, at no charge to Clients.

Exhibit A-5

Enhanced Past Dues

1.

Development and Production of Enhanced Past Due Notices.  Enhanced Past Due Notices may include CSG’s or such Client’s Intellectual Property. Client may elect to use CSG’s generic Enhanced Past Due Notice format or have CSG develop custom Enhanced Past Due Notices for Client.   If such Client elects to have CSG develop custom Enhanced Past Due Notices, CSG will perform the design, development and programming services related to design and use of the Enhanced Past Due Notices (the “Enhanced Past Due Notice Work”) and create the Enhanced Past Due Notice Work product deliverables (the “Enhanced Past Due Notice Work Product”) set forth in a separately executed and mutually agreed upon Enhanced Past Due Notice LOA or SOW (the “Enhanced Past Due Notice Work Order”) by the completion date set forth on the Enhanced Past Due Notice Work Order.  The Enhanced Past Due Notice will contain such Client’s and CSG’s Intellectual Property set forth on the Enhanced Past Due Notice Work Order.  Such Client shall pay CSG the set-up fee for the Enhanced Past Due Notice Work and the Enhanced Past Due Notice Work Product set forth on the Enhanced Past Due Notice Work Order upon acceptance of the Enhanced Past Due Notices in accordance with the Enhanced Past Due Notice Work Order.  After CSG has completed the Enhanced Past Due Notice Work and the Enhanced Past Due Notice Work Product, CSG will produce Enhanced Past Due Notices for such Client. Except as otherwise set forth in an Enhanced Past Due Notice Work Order between a Client and CSG, if such Client elects to have CSG develop custom Enhanced Past Due Notices, CSG will develop one custom format; multiple custom formats shall not be used.

2.

Supplies.  CSG shall purchase such Client’s requirements of Enhanced Past Due Notices supplies necessary for production and mailing of the Enhanced Past Due Notices.   Such Client shall pay CSG the rates set forth in Exhibit C for the purchase of such supplies.  Unless such Client requests to use custom paper stock, CSG shall supply the type and quality of the paper stock for generic Enhanced Past Due Notices.  A Client may elect to use custom paper stock for generic and custom Enhanced Past Dues for the fees set forth in Exhibit C.  Enhanced Past Due Notices will be mailed in generic envelopes.

3.

The parties acknowledge that the Billing Agreement provided that, except with respect to TWC’s intellectual property, the Enhanced Past Due Notice Work and Enhanced Past Due Notice Work Product as described above are CSG’s property.  Prior to requesting or provided Enhanced Past Due under this Agreement, the parties will mutually agree on the intellectual property rights that will apply to each party.

Exhibit A-6

Statement Express API Service

1.    Use.  TWC desires to use and CSG agrees to provide CSG’s CSG Statement Express™ API service ("Statement Express API Service") (as described in this Agreement) which may be used by Clients and/or their third party contractors in the United States and the Export Approved Countries for Client's statement archival retrieval purposes for the term of the Agreement (and any Termination Assistance Period, as defined in the Agreement), conditioned upon use of Print and Mail Services by such Clients under this Agreement, unless the Statement Express API Service is earlier terminated as provided herein.  Use of the Statement Express API Service by any Client is optional.

2.

Designated Environment.  Current designated environment (“DEG”) requirements for Statement Express API Service consist of Adobe Acrobat Reader version 7.0 or higher (Requires Plug-ins) and either Internet Explorer 6.0 or higher or an industry-standard browser.  Statement Express DEG requirement as used in conjunction with ACSR are set forth in the Billing Agreement.

3.

Technical Services.  Upon a Client’s request, during the term of this Agreement and any Termination Assistance Period, CSG personnel will assist such Client with any reasonable Technical Services that such Client reasonably requests in connection with the Statement Express API Service, including in relation to the Client-side integration of any Electronic Billing Systems, Third Party Systems and/or Other Mediums pursuant to a Statement of Work signed by the applicable Client and CSG for the then-current Fees for the provision of Technical Services provided in Exhibit C of the Agreement.

4.

Deconversion.  In the event TWC divests a cable system CSG agrees to provide de-conversion services in accordance with Article 3.1 (c) of the Agreement and as part of such de-conversion services, the following shall be added to the list of master files and data in Section 3.1(c)(i):

•	PDF Images of Statements (for the applicable archive period selected by the Client prior to deconversion)

EXHIBIT B

DESCRIPTION OF PRODUCTS

RESERVED

EXHIBIT C

PRICING SCHEDULE AND PRICING ADJUSTMENT

1.	PRICING ADJUSTMENT

a.

CSG shall not increase any of the pricing contained in this Exhibit C prior to the ****** *********** date of the ********* ****.  Thereafter, except for the **** *********** **** ***, which shall never be increased hereunder, upon ****** (**) **** prior written notice, CSG may increase the fees set forth in this Exhibit C no more than once in any ************* year to an amount computed, with respect to each fee, by *********** the then-current fee by the greater of (i) **** or (ii) *** ******* ******* (****) of the ********** ******** ** *** ******** ***** ***** for all ***** ********* (*****):  **** **** ******** *** ***** **** **** *** ****** (******* = ***), during the prior ************* as published by the **** ********** ** ***** (or any successor index); provided, however, that any such increase is capped at ***** and *** **** ******* (*½*) per ******** ****.  Each Client will be notified in writing of any such increase no less than ****** (**) **** prior to the application of such increase.

b.

Notwithstanding the foregoing, CSG may adjust the fees for Materials that CSG provides to Clients pursuant to this Agreement, as defined in this Exhibit C, or as mutually agreed upon by both parties in writing, at any time based upon documented increases (without mark-up by CSG) to Materials expenses that may be passed along to CSG from its Materials vendors and as a point of clarification such fees for Materials shall not be subject to any other adjustment provided in this section.  In addition, CSG shall pass through to Clients the entire amount of any decrease in the net fees paid by CSG for Materials by its Materials vendors, which includes but is not limited to bonuses, rebates, across the board discounts, etc., allocated at an item level, immediately upon the effective date of any such decrease being applied to CSG invoices from its Materials vendors.  Documentation for any adjustment to Materials due to an adjustment by a Materials vendor shall be made available to Clients upon their request.  Clients will be notified in writing of any Materials price increases no less than ****** (**) **** prior to the application of such change.

c.

Within *** (*) ***** of CSG’s adjustment to pricing under this Agreement, CSG shall provide to TWC, in electronic format, a revised version of this Exhibit C that has been updated to reflect such pricing adjustments.

2.	SMARTCOLOR FEE COMPUTATION

a.

In exchange for TWC’s agreement to enter into this Agreement, CSG agreed to ******* TWC’s ********* ******* ** ********** ******** *** ** ********** *****.  Further, TWC and CSG agree to use commercially reasonable efforts to complete ********* of the ********* ******* ** ********** ******** no later than ******** *** ****.

b.

As TWC’s remaining Clients ******* ** ********** ** ****, such Clients **** *** ** ******* *** ********** *** ***** ** ******* ** ****.  For clarity, those Clients printing using ********** as of the ********* **** of this Agreement will ******** ****** *** ********** as defined in Section 3.I.B.5 below during the remainder of ****.

c.	Commencing ******* ** ****, and every ***** thereafter, CSG will invoice all Clients for SmartColor printing ******* **** *** ******** ***** ********** ** ***.

d.

CSG and TWC agree that a calculation will be performed in order to determine the SmartColor fee that every Client will be invoiced.  The intent ** ** ***** **** *** ***** ** *** ***, such that when it is ******* ******* ***’* ***** **** ******, would result in a ***** ********** ***** ***** ** *** ***** ********** **** ******** to TWC during ****.  The revised SmartColor fee shall be computed as follows:

Total SmartColor fees invoiced to TWC ** **** ******* ** ***** ** *** ******** ******** ********* ***** ******* *** all Clients ** ****.

The following is provided for illustrative purposes only assuming the following:

Total SmartColor spend by TWC ** **** = $*********

Total ******** ******** ********* ***** ******* for all Clients ** **** = ***********

Revised SmartColor fee to be invoiced to all ******** Clients = $****** *** ****

e.

Any Client ******** ********* will *** ** ******** ** ******* ** ******** ********** and will be excluded for purposes of computing the revised SmartColor fee and will not be charged the SmartColor fee commencing ******* ** ****.

f.

CSG shall compile the necessary data, compute the value for the revised SmartColor fee and provide the details for the calculation to TWC no later than ******* *** ****.  CSG and TWC shall reach agreement on the value of the SmartColor fee, which shall be documented in a separately executed Amendment to this Agreement.  CSG shall commence using the revised SmartColor fee with the ******* *** **** invoices.

3.	PRICING SCHEDULE

The following Production Expenses and Fees are provided for the Services and Products contemplated by Client on the Effective Date.  Should Client desire to use any additional services or products offered by CSG, CSG will provide associated fees to Client.  Upon mutual agreement of the parties, CSG shall provide such services or products to Client and fees for such services and products shall be incorporated into the Agreement via separate amendment.

A.	INDEX

3.B.	Production Expenses and Fees – ACP Clients and Non-ACP Clients
I.	Statement Processing
II.	Ancillary Print Services
III.	Materials
IV.	Optional Services
V.	Document Archival – Exact View and Statement Express API
3.C.	Production Expenses and Fees –ACP Clients Only
I.	Customer Letters/Past Dues/Disconnect Notices
II.	Optional Services
3.D.	Production Expenses and Fees – Non-ACP Clients Only
I.	Customer Letters
II.	Optional Services

B.	PRODUCTION EXPENSES AND FEES – (ACP AND NON-ACP CLIENTS)

The following Production Expenses and Fees apply to both ACP and non-ACP Clients.

I.	STATEMENT PROCESSING

DESCRIPTION OF ITEM	UNIT	FEE
A.Start-Up	Request	Quote
B.Roll-Fed (******** ********) (Note 3)

1.First Physical Page – Includes the following:

-***** ********** *** ********** ** ****** ****

-****** ********* ***** ***** ****

-********* ********* ** ******** **** **** #** ** * * * ***** ********

-********* ** ******** ******** ***** ********

-*********** ********* *** ********* *******

-*** ******** ********* **** *** ********* *******

-**** *********** ********** ******* *****

-**** ************** ********** ******** ******* *****

-********* ******* **********

-****** *********

-********** ********** *** ************ **** ********* ******* **** ********* *** ******* ****** *** *****

Excludes the following:

-****** ********** *** *******

	********	$******

2.Additional Physical Page (Note 1) – Includes the following:

-***** ********** *** ********** ** ****** ****

-****** ********* ***** ***** ****

-********* ********* ** ******** **** **** #** ** * * * ***** ********

Excludes the following:

-*****

	******** ****	$******
3.Ad Page – Roll-fed (******** *****) (Note 2)	******* ****	$******
4.Ad Page – Roll-fed with SmartColor (******** *****) (Note 2)	******* ****	$******
5.SmartColor - Additional fee for adding color to a black and white document, includes up to 20% coverage (Notes 4, 5)	******** ****	$******
C.Cut-Sheet (******** ********) (Note 3)

DESCRIPTION OF ITEM	UNIT	FEE

1.First Physical Page – Includes the following:

-***** ********** *** ********** ** ****** ****

-******* ** ****** ********* ********* *****

-********* ********* ** ******** **** **** #** ** * * * ***** ********

-********* ** ******** ******** ***** ********

-*********** ********* *** ********* *******

-*** ******** ********* **** *** ********* *******

-**** *********** ********** ******* *****

-**** ************** ********** ******** ******* *****

-********* ******* **********

-****** *********

-********** ********** *** ************ **** ********* ******* **** ********* *** ******* ****** *** *****

-********* ***/* * *** **#* ********** */* *** **** *********** ** ***** ********** *****

-******** #*** **# ****** ******** ********* ********** */*

-******** #** **# ****** **** ******* ********** ** ***** **** ****** ****

Excludes the following:

-*******

	********	$******

2.Additional Physical Page –Includes the following:

-***** ********** *** ********** ** ****** ****

-******* ** ****** ********* ********* *****

-********* ********* ** ******** **** **** #** ** * * * ***** ********

-***** ****

-********* ***/* * *** **#* ********** */* **** ******* ************ ** ***** ********** *****

-******* ** ****** ********* ***** ***** *****  ******** ********* *********** ***** ******** ** ********* ******** *** ********* ********* ** ******** **** **** #** ** * * * ***** ********  (******** *****) (Note 1)

	******** ****	$******
3.Ad Page – Cut-sheet (******** *****) (Note 2)	******* ****	$******
C.Braille and Large Print Documents – (Note 6)
1.Start-up	*** ****	$********
2.Processing Fee (Note 7)	******* ****	$******
3.Data File Restoration (Note 8)	*******	$*****

Notes:

1.

An Additional Physical Page means text items, such as billing details or system-generated document messages that overflow onto an additional physical page with no more graphics than those graphics tied to messages via the document message and no programmer intervention.  The page may include static company information, such as policies and procedures, payment locations, franchise authorities, etc.  Only graphics from CSG’s graphics library may be used on the additional physical page.  Set-up and changes to this page are billed at the Technical Services Fee as defined in Section IV, Optional Services, Subsection A below.

2.

An Ad Page means targeted messages or advertisements using text, graphics and borders generated on an additional logical page.  A logical page is one side of a physical page.  No reverses or dark photos may be used, only gray scale graphics and color. If the Ad Page is printed as an Additional Physical Page, Clients shall be charged the Additional Physical Page rate in addition to the Ad Page rate.

3.

If Client requests duplicate documents, Client shall pay the applicable Statement Processing Fees as outlined in Section I. of this price schedule, plus applicable paper and envelopes for the duplicate documents.  Reprint charges do not apply to CSG initiated Client document reprints.

4.	Where applicable, SmartColor Printing fees are in addition to all other fees under Exhibit C. SmartColor will be deployed to all of Client’s Roll-Fed statements. .
5.

CSG ***** ***** *** ************** **** ******** ** *** ******’* ********* ** ********** ********.  All SmartColor migration efforts shall be documented in a mutually agreed upon Statement of Work.  If Client desires to add statement redesign elements to the Statement of Work that are not required for purposes of printing in color, such hours shall be billable at the Technical Services Fee.

6.

Braille and large print documents are not printed by CSG.  Clients must contract with a third party print vendor who can provide print processing for Braille and large print documents.  CSG can provide the contact information for a preferred provider upon Client request.

7.

The monthly data frame charge is assessed against the statement data frame count ********* **** ****** ****** **** ** ***** *** ***** *****.  If a backer page or Ad Pages contains Customer statement data, it will be counted as a billable data frame.

8.

The daily AFP/PDF file is available to Clients for a period of ***** (*) ****.  Thereafter, files are archived.  Should Client require CSG to restore an archived data file, Client shall pay the Data File Restoration fee.

II.	ANCILLARY PRINT SERVICES

DESCRIPTION OF ITEM	UNIT	FEE
A.Data Composition Only – Data processing and composition of documents composed where printing is suppressed (Note 1)	********	$******

Notes:

1.

Data Composition Only is an option at the Client level where Clients may choose to suppress hard copy printing of the document.  This Fee shall be paid by Clients for the processing of document data where the printing and mailing of the document is prevented.

III.	MATERIALS

DESCRIPTION OF ITEM	UNIT	FEE
A.Paper (Note 1)
1.Document Stock - 24# plain white paper, with one perforation (used for SmartColor printing)	******** ****	$******
2.Document Stock – 20# plain white paper, with one perforation	******** ****	$******
3.Other Custom Document Stock	******** ****	*****
B.Envelopes (Note 1)
1.Carrier Envelope - CSG generic stock #10 envelope, 20# paper with one poly-covered pistol window	********	$******
2.Carrier Envelope – CSG standard #10 envelope, 20# paper, preprinted with two custom colors and one poly-covered window measuring 3-1/4 x 4-1/8 with a 2-3/16 pistol	********	$******
3.Remit Envelope - CSG generic stock #9 envelope, 20# paper with one open window	********	$******
4.Expansion Envelope – CSG generic stock	********	$******
5.Expansion Envelope – Account Hierarchy statements	********	$****
6.Expandable Box	****	$****
7.Other Envelopes	****	*****
C.Other Mailing Material	****	*****
D.Paper/Envelope Set-up/Revision Fee (Note 2)	*******	$******

Notes:

1.

Custom paper and envelope pricing is based upon certain specifications, including but not limited to size, paper weight, number of preprinted colors, and order quantities. CSG typically orders custom paper and envelopes in minimum ***** (*) ***** order quantities.  In the event a Client desires to use custom paper and/or custom envelopes, Client shall provide CSG with the desired specifications upon which CSG shall provide Client with a price quote.  Client shall be required to approve such quote in writing (email to suffice) prior to CSG’s ordering of any custom paper and/or custom envelopes.  Pricing is subject to change at any time as described in Exhibit C, Section 1, Pricing Adjustment.

2.	Client shall pay the Set-Up/Revision Fee in the event the Client desires to use paper or envelopes that require special ordering.

IV.	OPTIONAL SERVICES

DESCRIPTION OF ITEM	UNIT	FEE
A.Technical Services	****	$********
B.Marketing/Creative Services Support	****	$********
C.Inserting
1.Insertion Fee – (*******l) Automated insertion of marketing material into #10 or 6 x 9 outer envelope (*** ***** ***** *** **** ** ******** ** **** ****** *** ****** *****)	******	$******
2.Insertion Fee – Automated insertion of documents into flat envelopes excludes mailing materials)	*****	$******
3.Manual Insertion Fee – Hand insertion of documents into flat envelopes (******** ******* *********)	*****	$******
4.Manual Insertion Fee – Hand insertion of documents into boxes (******** ******* ********	*****	$******
5.Insert Printing – Marketing inserts or envelopes	*****	*****
6.Late Insert Notification	*******	$********
7.Late Arrival of Non-CSG Printed Inserts	*******	$********
8.Returns to Client (handling fee)	**********	$*******
9.Holds or Notification of Insufficient Inserts	**********	$*******
10.Destruction of Inserts (*** ***** ******** ******* ** ***** *******, rounded to the next highest ********)	***** *******	$*******
11.Affidavit (Note 1)	*******	$*******
D.Mail Trace
1.Start-up (Note 5)	*******	$**********
2.Mail Trace Processing	*********	$******
3.Optional Automated Delinquency Delay Service	*********	$******
4.Mail Trace – Data File Restoration (Note 6)	*******	$*******
E.Message Manager
1.Start-up (Note 2)	********	*****
2.Message Manager Processing Fee	*********	*/*
F.Postage, Freight, Shipping	****	****
1.Statements (Note 3)	*********	****
2.Customer Letters (Note 3)	******	****
3.Past Due Notices and Reminders (Note 4)	******	******** ************* ****

Notes:

1.

An affidavit is an official statement from the CSG Insert Control team giving affirmation to the number of documents inserted with any particular insert.  This statement includes the cycle dates for which the insert was run.

2.

All Message Manager Start-Up services and the associated fees shall be set forth in a separately executed Statement of Work or Letter of Authorization.  Development hours will be billed at Client’s Technical Services rate.  *** ***** ******* ******* ** *** ********* **** *** ***** *** ******** *** ******* (*****) *********** ***** at $****** *** **** with any ********** *********** ***** to be ****** ** ******’* ********* ******** ****.

3.

Actual postage shall be defined as volume billed at actual postage, based on the presort verification reports generated from each cycle.  The ******** **** ** **** ** * ******* ******, and is ******* ** *** ****** ***** ** *** ********* ********** of all **** **** ** *** ******* ****** *** * ****** ***** ******.

4.

Facility Qualification Rate shall be defined as *** ****** ****** ** *** **** ***** ***** ******* **** **** the ******** ********* ** *** ********* ********.  CSG ********** *** ** ******’* ****** ** ********* *** ******* ************* **** ** **** ***** ****** ***’* ****** ********* ****** ** * ********** ****, and ******* **** ********** ** **** ******’* ******.

5.	The set-up charge is for a single statement format for all system/principles and includes redesign of statement format, set-up of user hierarchies and generation of daily scan data files.
6.

The daily flat file is available to Clients for a period of ***** (*) ****.  Thereafter, files are archived.  Should Client require CSG to restore an archived data file, Client shall pay the Data File Restoration fee.

V.	DOCUMENT ARCHIVAL – EXACT VIEW, EXACT VIEW API, STATEMENT EXPRESS AND STATEMENT EXPRESS API

Exact View and Exact View API are the PDF Image archival and retrieval services used by non-ACP Clients while Statement Express and Statement Express API are the PDF Image archival and retrieval services used by ACP Clients.

DESCRIPTION OF ITEM/UNIT OF MEASURE	FREQUENCY	FEE
A.Start-Up
1.Exact View	*******	******
2.Exact View API (Note 10)	*******	*****
3.Statement Express	*******	******
4.Statement Express API with a CAT Test Environment Interface (Note 2)(Note 10)	*******	*****
B.Monthly Fees
1.Exact View Monthly Hosting Fee	*****	******
2.Exact View API	*****	******
3.Statement Express Monthly Hosting Fee	*****	******
4.Statement Express API	*****	******* ** **** * *****
C.Image Archival
1.Exact View – ****** (**) ****** image archival (Note 8)	********	$******
2.Statement Express– ****** (**) ****** image archival (Note 8)	********	$******

D.Conversion of Historical PDF images for New Interface Application and for On-Line Image viewing for both Clients and customer service representatives (****** (**) ****** maximum) (per statement) (Non-ACP Clients Only) (Note 1)

	********	$******
E.Interface Development and Technical Services (Note 7)	*******	*****
F.Statement Express API Support Services Fee (Notes 3-9)	********	******** ** *** *****

Notes:

1.

*** ********** ** ********** *** ****** *** *** ********* ************ *** *** ******* ***** ******* ***** ** ********* ** *** ** ** **** ** ****** ******** *** *** ****** *** ******** ** *** ** ******** ******** *** ****** *** *** **** ** *** **** * **** **** **** ***** *** ********** ************** ***** ** ***** *** ******** ******** ** *** *** ******.  In the event CSG is required to convert the images and any cable system of Client is required to pay the per statement fee, the charges to any cable system of Client shall be ****** ** $****** *** ******.  Formatting specifications:

a.	CSG shall not provide a CD of the PDFs that are back-loaded into CSG’s archival repository.
b.	Data received via CD/DVD/removable hard disk must be encrypted (CSG shall be sent the key under separate delivery.
c.	Each statement cycle will be a separate PDF file containing all statement images for the cycle (cycle file).
d.	Separate flat data file to accompany PDF delivery.
e.	Flat file must be an ASCII delimited file.
f.	The field delimiter in the flat data file can be one of the following characters: pipe, tab.
g.	The record delimited in the flat data file must be a carriage return linefeed (CRLF).
h.	For minimum searchability, each record in the flat data file must contain the following information (data fields from Client’s billing extract file):
•	ACCOUNT_NUM
•	SITE_IDU
•	Filename
•	STMNT_DTE_YYYYMMDD
•	STATEMENT_CODE
•	Start Page within the cycle file
•	End Page within the cycle file

2.	Implementation of the Statement Express API for both a production and CAT test environment was completed under Statement of Work (CSG document no.2303175) pursuant to the Billing Agreement.

3.

During the term of this Agreement and any Termination Assistance Period, CSG shall provide Support Services for the Statement Express API Service, including any interfaces following implementation as contemplated in Note 7 below, and problems shall be reported and resolved, in accordance with the priority levels set forth in Section II of Exhibit G of the Agreement.

4.

Clients will ******* * ******* ** **** ******* *** ******* ******** (*********) *** ***** ***** *** ********** (“PDF Statement Pulls”) per ******** ***** via the Statement Express API, which, for the avoidance of doubt, ******** *** ********* ***** ***** ******* **** under the Billing Agreement (“Initial API Capacity”), ** ** ******.  For purposes of clarity, any PDF Statement Pulls through the Statement Express API in conjunction with **** **** *** ***** ****** *** *** ********* *****, either in terms of Initial API Capacity or any excess over and above the Initial API Capacity.  If Clients’ aggregate monthly volume of PDF Statement Pulls increases to ****** ******* (***) of the Initial API Capacity, CSG shall notify TWC in writing (email shall be sufficient).  If during any calendar month, Clients’ aggregate monthly PDF Statement Pull volume exceeds the Initial API Capacity, *** ***** ******* *** *** **** *** **** ** $****** *** ***** *** **** ********* ** ***** ******* and ***** ******** (*******) *** ********* ***** *** ***** in excess of the Initial API Capacity (“Statement Express API Fees”).

5.	PDF Image history for all Statements shall be available for the then-current month and the immediately prior ****** (**) ******.
6.

Revisions requested by Clients to the Statement Express API Service will require a separate mutually agreed upon Statement of Work, which will include fees on a time and materials basis at a rate not to exceed the then-current Technical Services rate under Exhibit C of the Agreement, or, if mutually agreed, on a fixed fee basis for the fee set forth in such Statement of Work.

7.

Interface Development and Technical Services.  Interface development and technical services requested by any Client in relation to the client-side integration of any Electronic Billing Systems, Third Party Systems and/or Other Mediums shall be set forth in a mutually agreed upon Statement of Work.

8.

For avoidance of doubt, solely to the extent Clients continue to use CSG Statement Express™ and subject to Note 3 above, each such Client shall be subject to terms and conditions of CSG Statement Express™ set forth in this Agreement to the extent applicable, including per PDF Image archival storage fees pursuant to this Exhibit C, provided, however, for avoidance of doubt, ****** (**) ****** of PDF Image history shall be available through both the Statement Express API Service and Statement Express without duplication of any archival or storage fees (similarly, with respect to Exact View API and Exact View).   Notwithstanding the foregoing, other than with respect to the Statement Express API Fees, Image Archival Fees to the extent applicable, and implementation and testing fees as contemplated in the Statement of Work referenced in Note 2 above, ** ********** ****, ********* ** *********, shall apply solely as a result of any Client’s use of the Statement Express API.

9.

For purposes of clarification, except for monthly support fees with respect to Statement Express API as set forth in Note 4 above, *** ************ **** ***** *** ** ******* ******* ****, which does not in any way negate or limit CSG’s obligations to provide support pursuant to Section 4 of the Agreement.

10.

The parties acknowledge and agree that as of the Commencement Date, there is (a) an Exact View API and (b) a Statement Express API with a CAT Test Environment Interface provided by CSG.  Upon TWC’s request and subject to a mutually agreed SOW, CSG shall establish and provide an additional instance(s) of the Exact View API and/or Statement Express API, as applicable.

C.	PRODUCTION EXPENSES AND FEES – (ACP CLIENTS ONLY)

The following Production Expenses and Fees apply to ACP Clients only.

I.	CUSTOMER LETTERS/PAST DUES/DISCONNECT NOTICES

DESCRIPTION OF ITEM	UNIT	FEE
A.Start-up
1.Customer Letters
a.Legacy Format	*******	*/*
b.Enhanced Customer Letters	*******	$**********
2.Enhanced Past Due Notices
a.Legacy Format	*******	*/*
b.Generic Enhanced Format (******* ***) (Note 1)	*******	$********
c.Modified Generic/Bilingual Format (******* ***) (Note 1)	*******	$********
d.Addition of System/Principle to Existing Format (******* ***) (Note 2)	*******	$********
B.Roll-Fed – Letters (Note 9)
1.Legacy Format

a.First Physical Page –Black Toner Only.  ******** ******* ***** *** ******* ******* ******** *** ******* ********** ******** *** ********* ** ******** *** ********** ********* ** **** *** **** *********** (******** *******)

	******** ****	$******
b.Each Additional Physical Page –Black Toner Only. ******** ******* ***** *** ********* ** ******** **** (Note 3)	******** ****	$******
2.Enhanced Format (Note 7)
a.First Physical Page –Black Toner Only. ******** ********* ** ******** *** ********** ********* ** **** *** **** *********** (******** ****** ********* *** *******)	******** ****	$******
b.Each Additional Physical Page –Black Toner Only. ******** ********* ** ******** **** (******** *****) (Note 1)	******** ****	$******
c.Ad Page – Roll-fed (******** *****) (Note 2)	******* ****	$******

DESCRIPTION OF ITEM	UNIT	FEE
C.Roll-Fed – Past Due Notices
1.Legacy Format

1.First Physical Page –Black Toner Only.  ******** ******* ***** *** ******* ******* ******** *** ******* ********** ******** *** ********* ** ******** *** ********** ********* ** **** *** **** *********** (******** *******)

	******** ****	$******
2.Enhanced Format

a.First Physical Page –Black Toner Only.  ******** ******* ***** *** ******* ******* ******** *** ******* ********** ******** *** ********* ** ******** *** ********** ********* ** **** *** **** *********** (*******)

	******** ****	$******
b.Each Additional Physical Page –Black Toner Only. ******** ******* ***** *** ********* ** ******** **** ((Note 3)	******** ****	$******
c.Ad Page – Roll-fed (******** *****) (Note 4)	******* ****	$******
D.Past Due Notice Modified Generic/Bilingual Revision (Note 5)	*******	$********
E.Customer Letters – Standard Rate Mail (Note 6) (Note 8)	******	$******

Notes:

1.

The Generic and Modified Generic/Bilingual format/layout includes a certain level of flexibility that Clients utilize in establishing their design.  Included is *** (*) **** ** *********/******** ******** ******* *** ****** ** ********.  Any additional time required is billed at the Marketing/Creative Services Support hourly rate.  In the event that the level of modifications requested by Client exceeds those included in these formats/layouts, additional fees may apply.

2.	The fee includes *** (*) **** of ******* **** and ****** ********** ** *** (*) ******/********** ** *** ****.
3.

An Additional Physical Page means text items, such as billing details or system-generated document messages that overflow onto an additional physical page with no more graphics than those graphics tied to messages via the document message and no programmer intervention.  The page may include static company information, such as policies and procedures, payment locations, franchise authorities, etc.  Only graphics from CSG’s graphics library may be used on the additional physical page.  Set-up and changes to this page are billed at the Technical Services Fee.

4.

Only available for Clients using Enhanced Past Due Notices.  An Ad Page means targeted messages or advertisements using text, graphics and borders generated on an additional logical page.  A logical page is one side of a physical page.  No reverses or dark photos may be used, only gray scale graphics and color. Set-up and changes to this page are billed at the Statement Design Services Fee.  If the Ad Page is printed as an Additional Physical Page, Clients shall be charged the Additional Physical Page rate in addition to the Ad Page rate.

5.

In the event Client wants to revise the labels on an existing Modified Generic/Bilingual format, they may be charged for changes made to each format.  The charges ***** * ******* ** *** (*) ******/********** ** ****.

6.

General mail delivery for standard rate mail is ***** (*) to ****** (**) ****.  ***’* ******* **** ** $****** *** ******** ****** ******.  This rate is subject to change at any time based on changes to USPS postal rates.

7.	Customer Letter processing excludes paper and envelopes.
8.

With respect to any materials and inserts TWC or Clients provide to CSG, TWC and Clients must abide by the Content Standards for Standard Mail Letters guidelines set forth by the USPS in the Domestic Mail Manual, which can be found at the USPS’s website (http://pe.usps.gov/text/dmm300/243.htm#wp1048240), including but not limited to provisions related to hazardous materials.

II.	OPTIONAL SERVICES

DESCRIPTION OF ITEM	UNIT	FEE
A.Delinquency Labels
1.Spooled to site (*** *****)	*******	$******
2.Reports (*** ******) ($****** *******)	*******	$*******
B.Statement Checkers (******* ***** *****)	*******	$********
C.Postal Endorsement
1.Postal Endorsement – Address Change Services for disconnected Customers	**** *********	$******
2.Postal Endorsement – Address Change Services for connected Customers	**** *********	$******
D.INVIEW ARCHIVAL FOR STATEMENTS
1.Originals (Note 1)		*****

Notes:

1.	Originals continue to be a service provided as part of TWC’s Connected Subscriber rate paid under the TWC ACP agreement upon execution of a mutually acceptable Statement of Work.

D.	PRODUCTION EXPENSES AND FEES – (NON-ACP CLIENTS ONLY)

The following Production Expenses and Fees apply to Non-ACP Clients only.

I.	CUSTOMER LETTERS

DESCRIPTION OF ITEM	UNIT	FEE
A.Roll-Fed

1.First Physical Page – Simplex or Duplex printing, Black Toner Only.  Laser printing on a roll-fed platform.  ******** ********* ** ******** *** ********** ********* ** **** ******* ********* *** **** ************* *** **** *********** (******** *******)

	******** ****	$******
2.Each Additional Physical Page – Simplex or Duplex printing, Black Toner Only. Laser printing on a roll-fed platform, includes insertion of document page (******** *****) (Note 1)	******** ****	$******
3.Ad Page – Roll-fed (******** *****) (Note 2)	******* ****	$******
4.Ad Page – Roll-fed with SmartColor (******** *****) (Note 2)	******* ****	$******
5.SmartColor - Additional fee for adding color to a black and white document, includes up to 20% coverage (Notes 3, 4 )	******** ****	$******
B.Household Document Fee (Note 5)	********	$******
C.Merged Statement Fee	********	$******
1.

Notes: An Additional Physical Page means text items, such as billing details or system-generated document messages that overflow onto an additional physical page with no more graphics than those graphics tied to messages via the document message and no programmer intervention.  The page may include static company information, such as policies and procedures, payment locations, franchise authorities, etc.  Only graphics from CSG’s graphics library may be used on the additional physical page.  Set-up and changes to this page are billed at the Technical Services Fee.

2.

An Ad Page means targeted messages or advertisements using text, graphics and borders generated on an additional logical page.  A logical page is one side of a physical page.  No reverses or dark photos may be used, only gray scale graphics and color. Set-up and changes to this page are billed at the Statement Design Services Fee.  If the Ad Page is printed as an Additional Physical Page, Clients shall be charged the Additional Physical Page rate in addition to the Ad Page rate.

3.	Where applicable, SmartColor Printing fees are in addition to all other fees under Exhibit A. SmartColor will be deployed to all of Client’s Roll-Fed statements.
4.

*** ***** ***** *** ************** **** ******** ** *** ******’* ********* ** ********** ********.  All SmartColor migration efforts shall be documented in a mutually agreed upon Statement of Work.  If Client desires to add statement redesign elements to the Statement of Work that are not required for purposes of printing in color, such hours shall be billable at the Technical Services Fee.

5.	Householding combines two different document types (e.g., statement/letter that could be mailed individually) into one envelope for mailing.

II.	OPTIONAL SERVICES

DESCRIPTION OF ITEM	UNIT	FEE
A.USPS NCOA Link	Address Update	$******

EXHIBIT D

TWC ELEMENTS

1.“*** *****” ***** ****** *** ** *****;

2.******** ** ******* *** ******* ******* ** *** ****** ** *** **** ****** **** **** ** *** ******* ****;

3.******** ***** ***** ********* *** **** ****** **** * ********** ** ****** *********; ***

4.********** ******** ******** ********* ******** ***** ****** ** *********.

EXHIBIT E

INSURANCE REQUIREMENTS

The following required minimum coverages and limits may be met by a combination of the primary policy with a follow-form Excess Umbrella Liability Policy.

1.	Commercial General Liability Coverage

Coverages: Premises & Operations, Broad Form or Blanket Contractual Liability, Independent Contractors Liability, Products/Completed Operations, Personal Injury and Broad Form Property Damage

Minimum Limits:

Each Occurrence (BI/PD)$*********

General Aggregate$*********

Products/Completed OperationsAgg. $*********

Medical Expenses (any one person)$*****

▪	TWC must be named as an Additional Insured - Use ISO Endorsement CG 2010 or CG 2026 (or equivalent) for ongoing operations
▪	Policy must provide completed operations coverage to TWC for a minimum of *** (*) ***** following the completion and acceptance of the work performed by CSG.
2.	Business Automobile Liability Coverage

Coverages: Any Auto Coverage  or  all owned and leased vehicles.  Blanket Contractual Coverage.

Minimum Limits:

Each Accident$*********  Combined single limit for bodily

General Aggregate$*********  injury & property damage

3.	Workers’ Compensation Insurance

Coverages and Minimum Limits:

Part IWorkers’ Compensation********* ******

Part II  Employer’s Liability

Bodily Injury by Accident$*********

Bodily Injury by Disease (Each Employee)   $*********

Disease Policy Limit$*********

4.	Umbrella/ Excess Liability Policy (Follow-Form)

Per OccurrenceAmount must be such that when added to the

primary policy coverage, limits are equal to $**********

General Aggregate$*********

5.	Errors and Omissions (E&O) Insurance

Coverages: must include cyber liability coverage

Minimum Limits:

Professional E&O$*********

6.	Insurance - General Conditions
a)	The certificate holder shall be:
Time Warner Cable Inc., its subsidiaries and affiliated companies
7815 Crescent Executive Drive
Charlotte, NC 28217
Attn: Contracts Administrator
b)	The certificate must be provided on the industry standard “ACORD” form (or equivalent) upon contract execution and within ** **** of policy renewal.
c)	Insurance carriers must have an A.M. Best rating of at least A- .
d)

CSG will name as an Additional Insured on the general liability policy, by policy endorsement, “Time Warner Cable Inc., its subsidiaries, affiliated companies, directors, officers, employees and agents”.  To meet this obligation, CSG must provide TWC with:

▪

Certificate of Insurance in accordance with the insurance provisions of the contract and these insurance requirements.  The following shall be included  in the “Description of Operations” section of the certificate:

TIME WARNER CABLE INC., ITS SUBSIDIARIES, AFFILIATED COMPANIES, DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS ARE NAMED AS ADDITIONAL INSURED AS THEIR INTEREST MAY APPEAR (ATIMA).

▪	Additional Insured Endorsement for ongoing operations ISO CG 2010 or CG 2026 (or equivalent)

e)

All certificates and insurance policies will contain a statement that said policy is primary coverage to Time Warner Cable Inc., its subsidiaries, affiliated companies, directors, officers, employees and agents; and that any coverage maintained by Time Warner Cable Inc. is excess and non-contributory for claims or losses resulting from the negligence of CSG.

f)

The Workers’ Compensation policy shall include a Waiver of Subrogation in favor of Time Warner Cable Inc., its subsidiaries, affiliated companies, directors, officers, employees and agents for claims or losses resulting from CSG’s negligence.

g)	CSG will provide TWC at least ****** (**) ****’ prior written notice of any policy cancellation or modification.
h)	The cost of any deductible amounts or self-insured retentions contained in any of the insurance policies is to be borne by CSG without any increase or adjustment to the applicable contract amount.
i)

The required minimum limits of insurance coverage are subject to increase by TWC at any time if TWC deems it necessary for adequate protection, but no more frequently than **** ***** *** *****.  Within ** **** of demand for such increased coverage, CSG will deliver to TWC evidence of such increased coverage in the form of an endorsement or revised certificate of insurance.

j)	The minimum limits of insurance coverage required by these insurance provisions will in no way limit or diminish CSG’s liability.

All of the above conditions will also apply to any subcontracted operations.

EXHIBIT F

BUSINESS CONTINUITY/DISASTER RECOVERY PLAN

CSG maintains written disaster recovery plans (“Plans”) that describe a pre-planned sequence of events to ensure the continuation, recovery, and restoration of all business-critical business functions in the event of a business disaster.   Business-critical functions (computer resources, networks, processes, and facilities) are those which, if not operating, would cause significant adverse impacts upon the services or products provided by CSG Systems, Inc. to its clients. CSG shall test these plans on an annual basis for accuracy and adequacy in terms of capability to actually achieve the Recovery Time Objectives (“DR Test”).  The Recovery Time Objectives (“RTOs”) for all Products and Services are set forth below.

CSG’s Plans are intended to:

•	******** ****** *** **** ** **** *** ** * ******** ** ******* ********
•	******* * ***** ******** **** ******** * ***** ********
•	******* ******* ***** *** ****************
•	******** **** ** **** *** *******
•	******** *** ******** ******** ********* **** **** ** **** ********* * ********
•	******* ***’* *********** ****** *** ********* ********
•	******* ***’* *********** ** *** ********* *** *********
•	******** ******* ******* ** *******

Within ****** (**) **** of the completion of the ** **** **** ***** *** ***** ******* * ****** ** *** *********** *** ******* ** **** ** **** ** ********** *******  *** ***** ******** ******* *** ******** ********** ****** * ** **** ********** *** ********* ** **** *** ******** **** *********** *** ***** ******* *** ******* ** *** ****** ** **** *********** **** ********

**** * – *** ** *********** **** ***** ***** *********** ** * ********

•	********* ************ ******** *** ******* ****** *** **** *********
•	******* *******
•	******* *** ***** ***** **********
•	**** *****
•	********
•	***** ****
•	***** **** ***
•	*** *********** ********
•	******** **** *** *******
•	*** ********* *******
•	*** ********* ******* ***
•	***
•	******** *******
•	*********
•	*** *******

**** *** * *** ** ***** *** ** ********** **** **** ***** *********** ** * ********

•	**********

EXHIBIT G

SUPPORT SERVICES

I.  Strategic Business Unit

In accordance with Section 8, Account Management, of the Agreement, CSG will assign a dedicated team exclusively for the support of Clients (“TWC Strategic Business Unit or SBU”).  The SBU will have the overall responsibility for Client satisfaction with all Products and Services.   The make-up of the SBU will change from time to time to meet the changing needs of the industry and of the Clients.  The SBU shall distribute copies of CSG’s current escalation process to all Clients and agrees to provide timely updates to reflect any material changes to the escalation process.  The SBU will participate in periodic conference calls and meetings with TWC’s user group to gain direct feedback on user satisfaction, industry trends and Clients short and long term plans.

The SSC provides Clients with advice, consultation and assistance to use the Products and Services and diagnose and correct problems that Clients may encounter with the then-current version of the Products or with the Services.  For the avoidance of doubt, except as otherwise expressly set forth in this Agreement, the SSC shall not be responsible for supporting problems with the inoperability of any networks (LANs or WANs), any hardware or software (other than the Products) located on Client’s premises, or third party systems.  CSG will offer the SSC remotely by toll-free telephone, fax or other electronic communication **********************, ****************, ******************.  Each Client will bear all fax and other expenses that it may incur in connection with the SSC. Every Client problem is assigned a tracking number and a priority.  Problems are resolved according to their assigned priority.  In the event that CSG and the applicable Client disagree about the appropriate priority level classification of the reported problem, then the classification of the problem made by Client in the exercise of Client’s commercially reasonable judgment shall govern.

II. SSC – PDF Presentment Services (including Statement Express, Exact View, Statement Express API and Exact View API)

After acknowledgment of a problem with the PDF Presentment Services pursuant to the procedures described below, CSG shall resolve problems with the PDF Presentment Services as follows:

•

Priority 1 Problems.  The PDF Presentment Services are **** ** ******** ******* *************** (“CSRs”) and/or Customers are ****** ** **** *** ****** ** *** ******* ** **** ********** *** ***** ***** ********* ******* ***/** ******’* ********** ******* ******** ***** ***** *******, and/or ***** *******.  CSG will respond within *** (*) **** of ******’* ******.  CSG shall provide a ********* *** *** *** ******* ** **** ** ******** *** ** ** ***** ***** **** ***** (*) ***** ***** ***’* ******* ** *** ******’* ******* ****** (“Trouble Report”).  CSG shall provide a ********* ********** *** **** ******* ** ***** **** *** (*) ****** from ***’* ******* ** *** ******* ******.

•

Priority 2 Problems. *********** ************* ** *** *** *********** ******** ** ********* ******** or **********, but the *** *********** ******** *** *** ****.  CSG will ******* ****** *** (*) ***** of ******’* ******.  CSG shall provide a ********* *** *** *** ******* ** **** ** ******** *** ** ** ***** ***** **** *********** (**) ***** after ***’* ******* ** *** ******* ******.  CSG shall provide a ********* ********** *** **** ******* ** ***** **** *** (*) ****** from ***’* ******* ** *** ******* ******.

•

Priority 3 Problems.  ***** ************* ** *** *** *********** ******** ** ********* ******** or the ******* ******* or ******** **** *** ******* ** *********** ** *** *** *********** ******** *** *** ******* **** *** ****** ** *** *** *********** ******** or *********** ************* ******* ***** ********* ******** or **********.  CSG will respond within *** (*) ******** *** ** ******’* ******. CSG shall provide a ********* *** *** *** ******* ** **** ** ******** but in no event later than ***** (*) ****** from ***’* ******* ** *** ******* ******.  CSG shall provide a ********* ********** *** **** ******* ** ***** **** *** (*) ****** from CSG’s ******* ** *** ******* ******.

•	Priority 4 Problems. ******* ************* ** *** *** *********** ******** ** ********. CSG will ******* ****** *** (*) ******** *** ** ******’* ******. CSG will ******* ****** *** (*) ******** ***

** ******’* ******. CSG shall ******** * ********* ** *** ******* ****** ***** (*) ******** ****.  CSG shall *** ** ******** ** ******* * ********* *** *** *** *******, but shall ******* * ********* ********** ** ***** **** *** (*) ****** **** ***’* ******* ** *** ******* ******.

If with respect to any Client, the target timeframes set forth above for resolution of a ******** ***** * or ******** ***** * Problem are not achieved with respect to any problem reported by a Client in a ********** ***** then CSG shall ****** **** ****** **** *** ********* ******* *** ******* *** ********** ** *** ****** ** ******** *** ****** ******* ** *** *** **** ***** (the “Support *** *******”).  Any such ******* *** ******* *** ** **** ** ******* ** ****** *** ******* ********* *** ** *** ***** **** *********.  Further, upon the termination or expiration of this Agreement, *** ****** ******* *** ******* ***** ** **** ** *** ** *** ********** ******(*) ** ***** ** ***** ** ** **** ******** ** ***** **** ****** (**) **** ***** **** ********** ** ***********.  CSG and Clients acknowledge that it is impractical and extremely difficult to determine the damages that may proximately result from CSG’s failure to perform its obligations under this Section II of Exhibit G.  Accordingly, any amounts payable to Clients hereunder are (1) ********** *******, and *** * *******, (2) ***** *** ** ******* ** *** *********** ** ********* ** ********* ** ******* ******* *** ***** ** **** ********* and, instead, *** ********* ********** ***** ***** **** ******* ** *** ******* *** *******:  with regard to **** ****** **** ****** ** ******* *** *** *********** ********* *** ******* *** ******* ***** ** ******* ** ** ****** *** (i.e. *** ******** ****) of an ****** ***** **:  * * (the ********* ******* *** ******* *** ********** ** *** ******* ****** ** ******** *** ****** ********* ** * ******* ***** ** **** ******** ****), and (3) ********** *** *** **************** ** *** ******** ******* ** ******* **** * ******* ** *** ** ****** **** *** ********** ** ******* ** ** **** ******* *.  The provision for ****************** in any part of this Agreement shall in no way limit TWC’s right to terminate this Agreement, and Clients shall retain the right to pursue any other rights and remedies available under this Agreement or applicable law with respect to such termination.  In the event CSG has ******** ***** * or ******** ***** * failure for which a ******* ****** *** would be ******* ***** **** ******* * in the **** ***** ** ** ****** ******** ******** ******** **** ******** ******* or **** ************ ******** ******* with respect to ***** ***** ***** **** **** ********* ******* ** ********* ******* *** ***** ******* *, CSG will **** *******  *** ***** **** *** ******* and/or ********* ******* *** ******* (as defined in ******* *) with respect to such Service(s), and will *** *** * ******* ****** *** ** ****** *** **** *****.

III.  SSC – Products and Other Services

When contacting the SSC, the caller should be prepared to provide detailed information regarding the problem and the impact on the operation and the end user.    In certain situations, Client will need to provide CSG with adequate examples and details to assist with problem identification.  Each problem or question is assigned a tracking number and a priority.  The priority is set to correspond with the urgency of the problem.  Client shall describe the urgency of the problem when it is initially reported.  The priority levels are described below.  CSG shall resolve problems with the Products and Services as promptly as practicable, consistent with the priority levels described below.

•

CRITICAL (PRIORITY 1):  ******** **** ** ************** ****** ****** or **** ********** *******  ****** ****** ****** *** ******* ****** ******* *** ******** *** ** *** ******** ***** ****, is ************ ******* ******* or ************* ********, or is ****** ** *******.  Client will ******* ** ********* ******** *** ** *********** ** *** ******* *****. Once ******* *** **** ********, efforts are then made to determine the “root cause” of the problem. Considering the nature of the cause, upon Client’s consent, the problem may be adjusted to one of the other priorities and processed accordingly.  While a ******** (******** *) problem exists, the *** ***** ******* **************** ******* ***** **** ******’* ******/*******/*********** ** ******** ** *********** ******.

•

SERIOUS (PRIORITY 2):  ******* **** ** *************, or **** ** ******** ************** ******’* **********/********** ****** ** *** **** *** ***** ** ** ****** ****** *** ******/*******.  If the problem persists, the ******* ** *** ******* *** ** **** ***/** ******** ******* *** ****** ******** The ***’* **** ** ** ****** **** ******* ** *** ****** ** *** *********** *** ** **** **** **** ****** ** ****** *********** ** ***** ** ******* *** *****. The *** ***** ******** ********* ****** ****** ******** ***** ***** * ********* ******** ** *****.

•

OPERATIONAL (PRIORITY 3):  ******* **** ** ************ *************, or **** ** ******** ************* *** ***** * **** ****** ******. The problem is ****** *** ******’* ********** ***********. The **** ** ********** ** ******* ******* ** ******* *** ** ****** ********** ********** *** *******. A **** *** ** * ******** ******* *************** ********, or *** ******’* ********* ***** ******* *** ******. CSG’s *** **** ** ** ******* ** ** ****** *** **** ******** ***.

•

INCONVENIENCE OR INFORMATIONAL (PRIORITY 4):  ************* or **** ** ************* *** ***** * *********** ******** ******, or *********** ** *********. The problem is ** ******** ************* or ****** *** ********* ***********. There is ** ******* ****** ** *** *** **** ** *** ******. The problem *** ** ******* ** ****** ******** ******* ******** ******** ** ******, or * *********** ********.  There is ** ******** ****** ** ****** ******* ** *** ******* ******** *********** or **** because of this type of problem.  CSG’s *** **** ** ** ******* ****** (*) ******** ****.

Should Client wish to check the status of a problem, such Client may contact the SSC desk representatives or Client’s Account Manager.  In either case, Client should reference the tracking number.

EXHIBIT H

Scope of Exclusivity

TWC’s Residential Cable Business:

The exclusivity obligation described in Section 3(f) of the Agreement applies to the portion of TWC’s residential cable business that is processed via the following logical database partitions existing ** ** *** ********* **** ****** ***’* ********* ******** ** *** ***** ******* ******** (each, an “***** ****”):  ****; ****** ****; *** ****; and, *******.  TWC may split or merge the foregoing ***** ***** during the Term; however, as to exclusivity that applied to the printing and mailing, through the USPS, of a particular Customer’s monthly bill statement prior to such split and/or merge activities, such exclusivity shall continue to apply to such statement after such split and/or merge activities.

TWC’s Business Class Cable Business:

No exclusivity.  After  TWC has finalized and issued all print/mail business requirements for TWC’s business class cable services business unit (“TWCBC Requirements”), TWC will provide CSG with an opportunity to submit a bid for bill finishing services for such business unit (including the National Sales group) by the time deadline reasonably specified by TWC.  TWC is under no obligation to select CSG to provide such services.

TWC’s Media Sales Business:

The exclusivity obligation described in Section 3(f) of the Agreement applies to **** ****** ***** ***** ***.

EXHIBIT I

SERVICE LEVEL AGREEMENTS

1.	********* ********** ********.

a.

*** ********* ********** ******** ******** ** **** ******* ****** *** ** ** ********* *** **** ******* ******’* ********** ***/** ***** ******* ** ******** ***** ** ********* **** *** **** ****** ************ ****** ** ***** **** *********** **** ***** ** *** **** ******** *** ********** ********** ** ****** **** ***’* ********** ******* ** ***** ********* ****** ****** ** **** ** *** **** **** *** *** ********* ******** ** ********** **** * ******** ******* ***** ******* **** ******* ****** ********* ****** ** ************ ****** ****** ** **** ******* ****** *“******* **** ***** ********** ********”*.

b.

*** ********* ********** ******** ******** ** **** *** ****** *** ** ** ********* *** **** *** ******’* ********** ***** ** ********* **** *** **** ****** ************ ****** ** ***** **** ***** *** ******** **** ********* ***** ********** * ******** ** * ******* ****** ********* ****** ****** ** **** ** *** **** **** *** *** ********* ******** ** ********** **** * ******** ******* ***** ******* ** ** *** *********** *** ****** ********* ****** ** ************ ****** ****** ** **** *** ****** *“*** **** ***** ********** ********”*.

c.

*************** *** ********** **** ******* ** ******’* ***** ***** ********* ** **** ** *** ********** **** ****** *** ***** ** ************* **** *** **** ****** *** ***** ******* ****** **** ***** *** ******** *** ********** *** *** ********** *** *******/***** ******** **** *** **** ** *** ** ***** ********* *“***** ***** **** ***** ********** ******** **** ******** **** *** ******* **** ***** ********** ******** *** *** *** **** ***** ********** ********* *** “**** ***** ********** *********”**  *** ******** ** *********** ******* *** ******** *** ***** ***** **** ***** ********** ********* *** *** ** **** ******* ***** *** ** ******* ** *** ** *** ******** **** ** *** ********** ***********.

d.	*** ******** ** **** ******* ** ******* ** “******** ***” ***** **** ****** ******* ******** ********* ******** ********.
e.

** ****** *** **** ** **** ********** *** **** *** **** *** ******* **** ***** ********** *********** ******** *** ***** ** ************ *** ** *** *** **** ***** ********** ******** *** ***** ** ************ *** ****** *** *** ********** ** ** ***** *** ******** ** *** **** *** ****** ****** *** **** **** ********* ************ ******** **** ** ******** ** ******** ****** ******** ** ******** ************* ********* **** ******* ** **** ******  *** ****** *** ***** ** *** ********* ******** ***** ** ******** ** * ****** ** **** ******’* **** ******* *******.

2.	******** ******** **** ****/********** ******* **** ******* *****

a.	******** ********

*** ***** ******* *********** **** **** ********** ********* ***** ******** *** ******** ********

b.	**** ****/********** *******

*** ***** ****** **** ************ ******* ***** ** *** ***** ****** ** ****** ****** *********** **** ***** ** ******* ** *** **** **** *** ***** ***** *** ***** ****** **** *** ******* ******* ****** ** *** ***** ****** ** ****** ****** *********** **** ***** ** ******* ** *** **** **** *** ***** *****.

3.	*** *********** *********

*** ***** ******* *** ******* ******** *** ******’* *** *********** ******** ** *** ***** ** ******* **

4.	********* ******** ********* ******* **** ***** **** *** ***** **** ****

a.	******** ******

******** **** *** **** ********* ******** ********* ******* **** ***** ****  *** ***** **** *** ******* ****** *********** ***** ** ********** ** *** *** ******* ** **** *********** ******* ***** ** *** ***** ******** ** * ******* ***** *** ********** ** * ******* ******* ********* ********** ***** ** **** ******** ** *** ** ********** **** ******* ****** ******  *** ******** ** **** ******* ***** ******** **** *** **** ****** *********** ** ******** **** *** ***** **** *** *** **** *** **** **** *** *** *****  **** ******** **** **** *** ******* *** ******* *****

b.	****** *******

i.	***** **** ***

**** ******* ** **** ******* *** *** ****** ** *** ************ ******* **** ********** *** ** ******* ** *** ***** ****** **** ****** ** **** *********** *** *** ********* ** **** ****** ***** ** ********* *** ******* ** **** ********* ******* ******’* ********** ******* ******** ***** ***** ******* *** ***** ******** ** **** ***** ** ******* ** ****** **** **** ***** *** **** ***** *** **** *** ***** ****** **** *** * **** ******* ******* ** *** ***** ******** ** * ******* ****** ********* ********* ********* *** *********** ** ***** **** ****** ** ***** ** ***** *********** **** ***** ******* ****** ** **** ***** ********* ********* ***** *** ****** *** *** ***** ** *** *********** **** **** ****** ** **** *** ***** ** *** ***** *** *** **** **** **** ******* ** **** *********** ***** ****** *** **** *********** ******* *** ******’* ********** ******* ******* **** *** ********* *** ********* ** ****** **** **** ** *****   ************** ** *** ********** ******* ****** ***** *** ********* **** ** ******* ** * ******** ********* ********* ** *****  ******** *** ***** ******* **** ****** **** *********** **** ***** ******* ****** ** *** ********* ********* *** *********** ** ***’* ******* *** ******** **** ** ********** **** ***** **** *** ** ********* **** **** ******’* ********** ******* ******** ***** ***** ******* ***/** ***** ******* ** ******* *** ****** ** *********’ **** ********** ******* **** ******’* ********** ******* ******** ***** ***** ******* ***/** ***** ********

ii.	***** ****

**** ******* ** **** ******* *** *** ****** ** *** ************ ******* **** ********** *** ** ******* ** *** ***** ****** **** ****** ** **** *********** *** *** ********* ** **** ****** ***** ** ********* *** ******* ** **** ******’* ******** ******* *************** *“****”** ** **** ***** ** ******* ** ****** **** **** ***** *** **** ***** *** **** *** ***** ****** **** *** * **** ******* ******* ** *** ***** ******** ** * ******* ****** ********* ********* ********* *** *********** ** ***** **** ****** ** ***** ** ***** *********** **** ***** ******* ****** ** **** ***** ********* ********* ***** *** ****** *** *** ***** ** *** *********** **** **** ****** ** **** *** ***** ** *** ***** *** *** **** **** **** ******* ** **** *********** ***** ****** *** **** *********** ******* *** ******’* ********** ******* ******* **** *** ********* *** ********* ** ****** **** **** ** *****   ******** *** ***** ******* **** ****** **** *********** **** ***** ******* ****** ** *** ********* ********* *** *********** ** ***** *****

iii.	********* ******* ***

*** ********* ******* *** ******* **** ** ********* *********** ******* ***** ** *** ***** ** * ******* ****** ********* ******** *** *********** *** ** ** **** *** ***** *** **** ** ***** ****** ***’* ********* ******** *** ********* ******* *** ***** ***** ** ********* ** **** **** ****** **** **** ** ********  ** *** ***** ***’* ********* ******** *** *********** ** ********

** ****** **** *** ***** ** * ********** ***** *** ***** ******* *** *** **** ****** **** ******** **** ****' ***** *******  ******** ****** ******** ****** ** ** **** ******** ** ** ***** ***** ***** *** ******* ******* ** ******** ****** **** *** ***** *** *****  ******** *** **** **** **** ******* ** **** *********** ***** ****** *** **** *********** ******* *** ******’* ********** ******* ******* **** *** ********* *** ********* ** ****** **** **** ** ***** *** ******** ** **** ********** ******** **** *** ******* ******* ************ ****** *** *** ***** ** ************  *** *** ***** ** *********** ** ******* ** *** ********* ******* *** ******* *** ************* ********* *** *** ***** ********* ********* *** *** ********* ******* *** *** *** ******** ******* ** ***’* ********; ********* ******** **** ** ***** *** ******* ***’* ************** ******* ****** *“***”* ** *** ********* ********* *** *** ******* ** ***’* *********

iv.	********* *******

*** ********* ******* ******* **** ** ********* *********** ******* ***** ** *** ***** ** * ******* ****** ********* ******** *** *********** *** ** ** **** *** ***** *** **** ** ***** ****** ***’* ********* ******** *** ********* ******* ***** ***** ** ********* ** **** **** ****** **** **** ** ********  ** *** ***** ***’* ********* ******** *** *********** ** ******** ** ****** **** *** ***** ** * ********** ***** *** ***** ******* *** *** **** ****** **** ******** **** ****' ***** *******  ******** ****** ******** ****** ** ** **** ******** ** ** ***** ***** ***** *** ******* ******* ** ******** ****** **** *** ***** *** *****  ******** *** **** **** **** ******* ** **** *********** ***** ****** *** **** *********** ******* *** ******’* ********** ******* ******* **** *** ********* *** ********* ** ****** **** **** ** *****  *** ******** ** **** ********** ******** **** *** ******* ******* ************ ****** *** *** ***** ** ************  *** *** ***** ** *********** ** ******* ** *** ********* ******* ******* *** ************* ********* *** *** ***** ********* ********* *** *** ********* ******* ******* ******* ** ***’* ********; ********* ******** **** ** ***** *** ******* *** ** *** ********* ********* *** *** ******* ** ***’* *********

v.	******* *******

******* ******* **** ** ********* *********** ******* ***** ** *** ***** ** * ******* ****** ********* ******** *** *********** *** ** ** **** *** ***** *** **** ** ***** ****** ***’* ********* ******** *** ******* ******* ***** ***** ** ********* ** **** **** ****** **** **** ** ********  ** *** ***** ***’* ********* ******** *** *********** ** ******** ** ****** **** *** ***** ** * ********** ***** *** ***** ******* *** *** **** ****** **** ******** **** ****' ***** *******  ******** ****** ******** ****** ** ** **** ******** ** ** ***** ***** ***** *** ******* ******* ** ******** ****** **** *** ***** *** *****  ******** *** **** **** **** ******* ** **** *********** ***** ****** *** **** *********** ******* *** ******’* ********** ******* ******* **** *** ********* *** ********* ** ****** **** **** ** *****  *** ******** ** **** ********** ******** **** *** ******* ******* ************ ****** *** *** ***** ** ************  *** *** ***** ** *********** ** ******* ** *** ******* ******* ******* *** ************* ********* *** *** ***** ********* ********* *** *** ******* ******* ******* ******* ** ***’* ********; ********* ******** **** ** ***** *** ******* *** ** *** ********* ********* *** *** ******* ** ***’* *********

c.	**** *************

i.	***** **** *** ***** **** ***

**** ******** **** ********* ***** ** ******** *** ***** **** ** **** ** *** *** ********** ******’* ********** ******* ******** ***** ***** ******* ***/** ***** ******* ****** *********** **** ***** ** ***’* ********** ******* ** **** **** *** ********** *******

ii.	********* ******* *** ********* ******* ***

**** ******** **** ********* ***** ** ******** *** ********* ******* ** **** ** *** ********** ******’* ******** ********** ******* ******** ***** ***** ******* ***/** ***** ******* ****** *********** **** ***** ** ***** *********** ** ** *** **** ** ********* **** ******* ********** ******* *********** ********* **** ***** ***********

d.	*********

i.	******* ********

****** *** **** ******** **** ** **** ******** ***** *** *“****** ****”** *** ***** ******* **** ****** **** * ******* ****** ******* ***** **** ** *** ******* ****** ********* ** **** ******* * *** ***’* *********** ****** *** **** ********* ******** ***** ******** ** **** ******* *******   *** ******** ** **** ******* ** * ******* ** **** * ******* ***** ***** ** ********** * “****** *********”  *** ***** ****** *** ******* ****** *** ***** ** **** ******* **** * ****** ** * ******* ***** ** **** ****** ******** **** *******  *** ******* ***** ***** *** ***’* ******* ** ******* *** ******* ****** ** ********** **** *** ********** *** ***** ***** **** ****** ** * ****** ******** **** ******* ** *** ** *** ******* ****** *** ***** ** **** ******* *; *** *** ***** *** ******** * ****** *** **** *** ****** ** *** ** *** ******* ******* **** ******* **** ****** ** * ****** ******** **** ******* ** *** ******* ******* *********  ******** ** ****** ******** ***** ***** ** *** ******** *** ****** ** ***** *** ********* ****** ****** **** *** ******** **** ** *** ****** *****  *** ***** ** ******** ** **** **** *** *** **** ****** *** ***** ** *** ********* ******** ** **** **** *** **** ****** *** ******** ********

ii.	***** **** *** ***** **** ***

** **** ******* ** *** ******* *** **** *** **** *** *********** ******** *** ***** ** ************ *** ** ***/** ** ***** **** ******* ** ****** ***** **** ** *** ***** **** *** *** *** ****** **** *** ***** ******* * *** ****** ** **** **** ****** ** ** ****** ***** ** *** ********* ******* *** ******* *** ********** ** *** ****** ** **** ******’* ******** *** ****** ******* ** *** ** *** ***** ** ***** **** ****** ******** *********  ** **** ******* ** *** ******* *** **** *** **** *** *********** ******** *** ***** ** ************ *** ** ***/** ** ***** **** ******* ** **** ***** **** *** *** ***** **** *** *** *** ****** **** *** **** **** ******* **** ****** ** ********** ******* ****** *** ***** ******* * *** ****** ** **** **** ****** ** ** ****** ***** ** $****** ********** ** *** ****** ** **** ******’* ******** *** ****** ******* ** *** ** *** ***** ** ***** **** ****** ******** *********    ************* *** ******* ******* ********* ***** *** “***** **** *** ********”

*** ********* ********** ***** ***** **** ******* ** *** ***** **** *** *******:  **** ****** ** **** ****** **** **** ***** **** ***/** *** ***** **** **** *** ***** **** *** ******* ***** ** ******* ** ** ****** *** ***** *** ******** ***** ** ** ****** ***** **:  *** *** * **** ********* ******* *** ******* *** ********** ** *** ******* ****** ** ******** *** ****** ********* ** * ******* ***** ** **** ******** ******  ** *** ***** *** *** ******** ***** * ** ******** ***** * ******** ** ********* ** ******* * ** *** **** ***** ** * ****** ******** ******** ** ***** **** ***/** *** ***** **** *** ***** ************ *** ** ***/** ** ****** *** **** **** ******* *** ***** **** *** ******* ** ****** *** **** ***** ******** ** ********* ** *** ********* ********* *** **** *** *** * ******* ****** *** ***** ******* **

iii.	********* ******* *** ********* ******* ***

** **** ******* ** *** ******* *** **** *** **** *** *********** ******** *** ***** ** ************ *** ** ***/** ** ***** **** ******* ** ****** ********* ******* ** *** ********* ******* *** *** *** ****** **** *** ***** ******* * *** ****** ** **** **** ****** ** ** ****** ***** ** *** ********* ******* *** ******* *** ********** ** *** ****** ** **** ******’*

******** *** ****** ******* ** *** ** *** ***** ** ***** *** ****** ******** *********  ** **** ******* ** *** ******* *** **** *** **** *** *********** ******** *** ***** ** ************ *** ** ***/** ** ***** **** ******* ** **** ********* ******* *** *** ********* ******* *** *** *** ****** **** *** **** **** ******* **** ****** ** ********** ******* ****** *** ***** ******* * *** ****** ** **** **** ****** ** ** ****** ***** ** $****** ********** ** *** ****** ** **** ******’* ******** *** ****** ******* ** *** ** *** ***** ** ***** *** ****** ******** *********  ************* *** ******* ******* ********* ***** *** “********* ******* *** ********”

** *** ***** * ****** ******** **** ******* ** *** ********* ******* *** ********* ** ********** ****** ****** *** ********* ** *** ************ ******** ***** *** ****** ******* ** *** **** ******* ** *** ************ ***** ** **** ************ ** **** ****** ******** ***** ** ********** ** *** ****** ** ***** *** ****** ******** *** *********** ** *** ************ ******** *****  *** *******:

(a)

** *** ****** ******** *** ********* ******* *** ****** *** * ***** **** ** * ********** ***** ** *** ******** ***** *** *** ********* ******* *** ****** *** *** ******* ***** ** ******** ** *** ***** ** *** ********* ******* *** ******* **** **** *** ***** ** ******* *** ******* ** $****** ********** ** *** ****** ** **** ******’* ******** *** ****** ******* ** *** ** *** ***** ** ***** *** ****** ******** ********* ********** ** ***** *** *** **** ****** *********

(b)

** *** ****** ******** *** ********* ******* *** ****** *** * ***** **** ** * ********** ***** ** *** ******** ***** *** *** ********* ******* *** ****** *** *** ******* ***** ** ******** ** *** ***** ** $******* **** *** ***** ** ******* *** ******* ** $****** ********** ** *** ****** ** **** ******’* ******** *** ****** ******* ** *** ** *** ***** ** ***** *** ****** ******** ********* ********** ** ***** *** *** **** ****** *********

**** ****** ***** ** ******** ** * ****** ** **** ******’* **** ******* ******** ** *** ***** *** *** ******** ***** * ** ******** ***** * ******** ** ********* ** ******* * ** *** **** ***** ** * ****** ******** ******** ** ********* ******* ***/** ********* ******* *** ***** ************ *** ** ***/** ** ****** *** **** **** ******* *** ********* ******* *** ******* ** ****** *** **** ***** ******** ** ********* ** *** ********* *********** ** *********** *** **** *** *** * ******* ****** *** ***** ******* **

5.	*********** ******** – ******* ******* *****

a.	*** ********** *********** ******* ***** *** ** ********* ** **** *** ***** ** **** ***** ** ********* ** *** ** ** ****** ** *******

b.

**** ******’* ******** * *********** ******* ***** ** ********** ** * ******** ****** **** ********* ** **** **** ** ******** ** **** ********   *** ********** **** *** ***’* ********** ** **** *********** ******* *** ***** ** **** *** ***** *** ** ****** **** *** **** *** ***** ***** “******** ******” ***** ***** ** *** **** ** ********

c.

******** *******  *** ***** ******* *** ********* ******** ****** *** ********** ***** *** *********** ******** ******** **** *** *** **** ** ***’* ******* ** ******’* ******* *********** ******** ***** *** *********** ******* **** *** ** ********** ** * **** ** *** *** ******** ****** **** ***** **** ************* ** **** *** ********** *** ** ********** ***** *** *********** ******* **** ** ********** ** * ****

(i)	******** ******* – *********** ******** ** ****** * ********* *** ******** ** ***** ******** ** ******* ** **** *** ** ******** **** ** ***********

•	*********** ******** ** *** **** ***** ** **** – ********** ** *** *** ******** **** ** *****

•	*********** ******** ** **** **** *** **** ***** – *** ***** **** **** *********** ******** *** ******** *** **** *** **** ******* ** ******** **** ******** ** ******* ** *********

(ii)	********* ******* – *********** ******** **** *** *************
•	*********** ******** ** *** **** ***** ** **** – ********** ** **** *** ******** **** ** *****
•	*********** ******** ** **** **** *** **** ***** *** ****** **** ***** ** **** – ********** ** *** **** ******** **** ** *****
•	*********** ******** ** **** **** ****** **** ***** *** **** **** ** ***** ** ***** **** ***** – ********** ** ******* **** ******** **** ** *****
•	*********** ******** ** **** **** ***** **** ***** – *** *** ****** ***** ******** ***** **** *** ********** ********** *** **** *********

*** *** ****** ***** ** ********* ** **** ***** *** ************* ** *** ********** *********** ******* ***** **** *** ********* ** *******

d.

**** ******* ** *** ******* ** *** ** **** *** ********** ********** **** *** ***** ***** *** *** ******* ********** **** *** ***** ** * **** ** ********** **** * *********** ******* ** ****** **** ** *** ***** ** * **** ***** ******* ** *** ****** ** ***’* ******* ** ******* ** *** *“********** *******”**  *** ***** ****** ****** **** ** ****** ******** ** *** ***** ** *** ******* **** ********** ***** *** ********** *** ***** ** *** ******* ***** *** *** *** ******** *** ** ****** ****** ******* ***** *** *** *** ******** **** ** ***** *** ****** ******* ***** *** ***** *** ** **** ******** **** ** ***** *“********** ******* ******”**  *************** *** ********** ** *** *********** ******* ********* ** *** ********** *** ** *** * ******** ****** ** *** **** ***** ** ***** *** **** “******** ***” ** *** ********* ******** ***** ** ******** **** “******** ****”  *** *** ****** **** ******** ***** **** * ********** ******* *** *********  ** *** *** ****** ***** **** * ********** ******* *** ********* *** ********** ********** ******* ****** **** ** ******** ** *** *** **** ** **** ** ****** *** ******* **** *** *** ******** *** **** ******** ** *** ********** ********  ** **** ****** *** ***** ******* ****** *** *** ******* **** *** **** *** *** ** *** ********** ******* *******  *************** *** ********** ** *** ********** ******* ****** ******* *** ********* ****** ** ** ******** ** ****** *** ***** ** *** **** *** *** ******** *** *** ********* *** ** ******* ******* **** ***** ** ********** ** *** ********* **** *** ***** ****** **** ****** ** ******* ** ***** ** **** ********* ****** ****** **** **** ** *** ********** ** *** ****

e.

*** *** ********* ** ****** *** ***** ******* ******** ******** *** ******** ***/** ********* ******* ****** ** ******’* ******** **** **** ** ***** ****** ******’* ***** ** ******** ** *** **** *****  *********** ******** ******** ** *** **** ** ******** ** * ****** ***** ** ********* ** *** ** ** *********** ***** **** *********** ******** ******* ** *** ***** **** ** ******** ** ********  *** ******* **** ******* ********** ** ** ***** ********** **** *** ********** * ****** ** ***’* ********** *********** *** ***** ******* *** ****** **** ** ***** *** *** ** **** ***** ********* * *********** ******* ******** ** * ********** ******** **** ********* ***** * ******* ******* *** * ******’* *********** **** ** ******** ** ********** *** ******** *** ******* ********** ** ** ***** ********** **** *** ********** * ****** ** ***’* ********** *********** *** ***** ****** ** ***** ** * ****** ** **** *********** ** *** *** *** ******** * *********** ******* ** *** **** ***** *** * ********* ****** ******* ** ********** *** * ********** **** ** ********* ****** **** ******** **** ** *** ********** *********** ************ ***** ***** *** *** **** ** *** ****** ** * ***** **** **** ******* *** ********* ******* ** ********** ******** ** * *********** **** ** *********

6.	*** ******* – ********

*** *** *** *********** **** ** ** *********** *** ********* ********* ** ********* *** ******* **** *** *********** ****** **** ***’* ******* ** ******* *** *********** ***** **** ********  ************ **** ******* ** ******* ****** *** ***** * *** ****** ******* ***** **** ******* ** ** **** ******* ***** ** ******* **** *** *******  *** *** ********** ******** *** *** * ******** **** ***** *** ** ******* ** *** *********** ** ********* ** ********* ** ******* ******* *** ***** ** **** ********* ***** ** *** **** ** *** ***** **** *** ******** *** ******* ** *** *** *** ***** ** ******* ****** ** **** ********* *** *****

*** ********** *** *** **************** ** *** ******** ******* ** ******* **** ***’* ******* ** **** **** ******* *******  ******** *** *** ********** *** *** ******* ***** **** ******* * *** ******** ** ******* ******* ****** ***** ** ** *** ***** ***’* ***** ** ********* **** ********** *** *** ******* ***** ****** *** ***** ** ****** *** ***** ****** *** ******** ********* ***** **** ********* ** ********** *** ** ********** **** **** ************  *** *** ******* ************ ** **** ******* * *** ** **** ** ******* ** ****** *** ******* ********* *** ** *** ***** **** **********  **** *** *********** ** ********** ** **** ********** *** ****** *** ******* ***** **** ******* ***** ** **** ** *** ** *** ********** ********* ** ***** ** ***** ** ** **** ******** ** ***** **** ****** **** **** ***** **** ********** ** ************

EXHIBIT J

STATEMENTS OF WORK AND LETTERS OF AUTHORIZATION

Document #	Effective Date	SOW or LOA	Title
None

EXHIBIT K

ACP CLIENTS AND NON-ACP CLIENTS

ACP CLIENTS	NON-ACP CLIENTS (ICOMS SITES)
*************	****
•*********	➢*********
•********* (******* *********)	•*********
•********* (******* **********)	•********* (*********)
******	•*********
•*********	•********* (******** ***** ****)
•*********	➢*********
•********* (******* *********)	•********* (******)
•********* (******* *********)	•********* (*******)
•********* (******* **********)	•********* (***** **** *******))
***********	•********* (********)
•*********	*******
•*********	➢*******
•********* (******* *********)	•********* (*** ****)
•********* (******* *********)	•*********
•********* (******* **********)	•*********
***********	•*********
•*********	•*********
•********* (******* *********)	•*********
•********* (******* **********)	•*********
********	•*********
•*********	•*********
•********* (******* *********)	•*********
•********* (******* **********)	•*********
********	•*********
•*********	•*********
•********* (******* **********)	•*********
•********* (******* **********)	•********** ***** ***** ***** ****
*********	➢****** ****
•*********	•*********
•*********	***** *****
•*********
******** ***** ********
•*********
*********
•*********

EXHIBIT L

FORM OF *** ADDENDUM

1.Agreement Reference.  Reference is hereby made to that certain Amended and Restated Processing and Production Services Agreement dated as of _____________, 2014 between CSG Systems, Inc. (“CSG”) and Time Warner Cable Enterprises LLC (“TWC”) (CSG #2505411), as amended from time to time by CSG and TWC, the “Agreement”).

2.Acceptance of Agreement.  ****** ***** ********* *** (“***”) agrees to be bound by the terms and conditions of the Agreement, which are hereby incorporated by reference into this *** ******** (“*** ********”) and which may be amended from time to time by CSG and TWC.  All capitalized terms not defined herein shall have the meanings given to such terms in the Agreement if defined therein.  Subject to the provisions of Section 3 below, upon execution of this *** ********, BHN shall have all of the rights and obligations of TWC under the Agreement solely with respect to this *** ******** and the Products and Services for ACP Clients and/or Non-ACP Clients received by *** pursuant to the Agreement, and CSG shall have the same rights and obligations vis-à-vis *** as it has with respect to TWC. ACP Clients and/or Non-ACP Clients, as applicable.  In addition, the following provisions in the Agreement are modified with respect to ***.

a)	Section 1, Definitions. *** is not a TWC Company as defined in Section 1 of the Agreement.
b)

Section 2, Term.  This Addendum will expire concurrently with the Term of the Agreement, unless the parties hereto amend this *** ******** to extend the Term beyond the expiration or earlier termination of the Agreement.

c)

Section 3, Services and Products, Subsection (b).  *** and CSG shall not vary the terms and conditions of this Agreement as it applies to *** without TWC’s prior written consent.  If CSG and *** make any such variation, then CSG agrees that, upon TWC’s election, Clients shall be entitled to any rights or benefits in favor of *** set forth in any such variations.  CSG will provide a true and correct copy of any signed *** ******** (and any subsequent amendments) to TWC promptly upon signature thereof by CSG and ***.  Notwithstanding the above, CSG may provide print/mail products and services to *** under and Addendum, as it may be amended from time to time, that are not Products and Services under this Agreement without TWC’s prior written consent and such shall not be considered a variation hereunder.  *** will not be responsible for TWC’s, ACP Client’s or Non-ACP Client’s compliance with this Agreement or for their acts or omissions.  CSG will look only to *** for payment of all amounts owed to CSG, and performance of any other obligations hereunder, as they relate to ***.

d)

Section 3, Services and Products, Subsection (f).  *** shall be subject to the exclusivity described in Section 3(f) and Exhibit H of the Agreement.  ***’* sites subject to the terms of the Agreement are set forth in Exhibit K-*** attached hereto (“*** *****”).

e)

Section 12, Limitation of Liability.  If fewer than **** (*) ****** have accrued under the *** ******** at the time a claim arises, the amount actually paid by *** under the *** ******** at the time a claim arises will be divided by the number of months such payments were made under the *** ********.

f)

Section 13, Intellectual Property; Infringement Indemnity, Subsections (b) and (c).  To the extend they meet the definitions and criteria contained in Subsections (b) and (c), *** Marks and *** Design Look and Feel will be protected under this Agreement.

g)

Section 18, Termination and Section 19, Termination Assistance.  For the avoidance of doubt, *** shall be entitled to exercise the termination and Termination Assistance rights and responsibilities of TWC under the Agreement solely with respect to this *** ********. A termination by TWC under Section 18 of the Agreement shall not constitute a termination of this Addendum and *** may continue to receive Products and Services under the Agreement without interruption for so long as *** is not in default under this Addendum.

h)

Section 21, ********** ****.  A termination of the Agreement by TWC that results in the payment of a ********** *** by TWC shall not constitute a termination by *** of this Addendum or, absent any other event that would trigger a payment under Section 21, would not require *** to pay a ********** *** to CSG.  ***’* average monthly invoice for purposes of computing ***’* ********** **** shall be based exclusively on *** invoices.

i)

Section 22, General, Subsection (8).  All notices that may be required or permitted to be given pursuant to the Agreement and this Addendum shall be given to the parties set forth below in accordance with the terms of the Agreement and TWC shall not receive notices under this Addendum:

If to CSG:

CSG Systems, Inc.

9555 Maroon Circle

Denver, CO  80112

Attn:  President

With a required copy to:

CSG Systems, Inc.

9555 Maroon Circle

Englewood, CO 80112

Attn:  General Counsel

If to ***:

****** ***** ********* ***

4145 Falkenburg Road

Riverview, L  33578

Attn.:  Robert L. Segers, VP Billing & CRM Services

With a copy to:

Sabin, Bermant & Gould LLP

4 Times Square

New York, NY  10036

Attn:  Arthur J. Steinhauer, Esq.

j)	Section 22, General, Subsection (15). Section 21(15) shall not apply to ***.
k)

Exhibit E, Insurance Requirements.  CSG will provide *** with insurance in compliance with the requirements of Exhibit E, subject to ***’* identification of entities to be insured and to receive proof of insurance thereunder.

3.Counterparts.  This *** ******** may be executed in counterparts, each of which, when executed, shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

Executed as of the ___ day of ___________, 20__ (“Effective Date”).

CSG SYSTEMS, INC.

By: _______________________________

Name: _____________________________

Title: ______________________________

****** ***** ********* ***

By: ________________________________

Name: ______________________________

Title: _______________________________

EXHIBIT K-***

*** – NON-ACP CLIENTS